As filed with the Securities and Exchange Commission on March 15, 2010
1933 Act File No. ______________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. [_] Post-Effective Amendment No. [_]
FUNDVANTAGE TRUST
(Exact Name Of Registrant As Specified In Charter)
(302) 791-1851
(Area Code and Telephone Number)
301 Bellevue Parkway, Wilmington, DE 19809
(Address of Principal Executive Offices)
Joel L. Weiss
PNC Global Investment Servicing Inc.
103 Bellevue Parkway
Wilmington, DE 19809
(Name and Address of Agent for Service)
Copy to:
Joseph V. Del Raso, Esq.
Pepper Hamilton, LLP
3000 Two Logan Square
Philadelphia, PA 19103
Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.
Title of Securities Being Registered: Class Y Shares of beneficial interest, par value of $0.01 per share, of Tax-Free Securities Fund, a series of the Registrant and Class Y Shares of beneficial interest, par value of $0.01 per share, of Tax-Free Short Intermediate Securities Fund, a series of the Registrant. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.
It is proposed that this filing will become effective on April 14, 2010, pursuant to Rule 488 under the Securities Act of 1933.

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund
Tax-Free Short Intermediate Securities Fund
3435 Stelzer Road
Columbus, Ohio 43219
[1-800-258-9232]
[April       ], 2010
Dear Shareholder:
          The Board of Trustees of Pacific Capital Funds (the “Pacific Capital Trust”) has called a Special Meeting of Shareholders (the “Special Meeting”) of the Tax-Free Securities Fund (the “Securities Fund”) and the Tax-Free Short Intermediate Securities Fund (the “Short Intermediate Fund”) (each an “Acquired Fund”), each a series of the Pacific Capital Trust, to be held at [11:00 a.m.], Eastern time, on [May 16, 2010], at the offices of [PNC Global Investment Servicing, 760 Moore Road, King of Prussia, PA 19406].
          At the Special Meeting, shareholders of each Acquired Fund will be asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which contemplates the reorganization of each Acquired Fund into a corresponding series of FundVantage Trust (each an “Acquiring Fund”). Each reorganization contemplates the acquisition of all of the assets and the assumption of the identified liabilities of each Acquired Fund by a corresponding Acquiring Fund (the “Reorganization”). The following table shows the Acquired Funds and the corresponding Acquiring Funds, as well as the share class of the Acquiring Fund that will be issued to each corresponding share class of the Acquired Fund.

Acquired Funds	Acquiring Funds

Tax-Free Securities Fund, a series of Pacific	Tax-Free Securities Fund, a series of
Capital Funds	FundVantage Trust

Class A Shares	Class Y Shares
Class B Shares	Class Y Shares
Class Y Shares	Class Y Shares

Tax-Free Short Intermediate Securities Fund, a	Tax-Free Short Intermediate Securities Fund, a
series of Pacific Capital Funds	series of FundVantage Trust

Class A Shares	Class Y Shares
Class Y Shares	Class Y Shares
          As a shareholder of an Acquired Fund, you are being asked to vote to approve the Reorganization Agreement with respect to that Acquired Fund. The accompanying document describes each Reorganization and compares the policies and expenses of each Acquired Fund to those of the corresponding Acquiring Fund for your review and evaluation. In considering whether to approve a Reorganization, you should note that:
•	Each Reorganization results from a long-term business strategy decision by Bank of Hawaii to further transition its asset management activities to an “open architecture” investment process that will result in liquidation and dissolution of the Pacific Capital Trust. Each Acquiring Fund is a newly-organized fund that has been created for purposes of the Reorganization, has the same investment objectives and substantially similar policies as those of the corresponding Acquired Fund, and will permit the shareholders of the Acquired Fund to receive the benefits of investment management services provided by the Asset

Management Group of Bank of Hawaii (the “Adviser”) after termination of the Pacific Capital Trust.
•	The receipt of Acquiring Fund Shares by shareholders of the corresponding Acquired Fund in the Reorganization is not expected to result in a taxable event, unlike the liquidation of a fund (which could result in your paying federal income taxes);
•	The Adviser has agreed to waive its advisory fee for each Acquiring Fund. The Adviser may reduce or discontinue such waiver at its discretion. As a result of this waiver and other cost savings, the post-Reorganization expenses of each Acquiring Fund are expected to be less than those of the corresponding Acquired Fund.
•	The Acquiring Fund Shares you receive in the Reorganization will have the same total dollar value as the total dollar value of the Acquired Fund shares that you held immediately prior to the Reorganization.
•	As a shareholder of an Acquiring Fund, you will have access to a wide range of shareholder services, including telephone redemption services and toll-free shareholder service support similar to the services currently available to you as a shareholder of the Acquired Fund.
          The formal Notice of Special Meeting, a combined Proxy Statement/Prospectus and a Proxy Card are enclosed. The proposed Reorganizations, and the reasons for the unanimous recommendation by the Pacific Capital Trust’s Board of Trustees that shareholders approve the Reorganizations, are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the Reorganizations, please do not hesitate to contact the Pacific Capital Trust toll free at [1-800-258-9232].
          Your vote is important to us regardless of the number of shares that you own. Please vote by returning your Proxy Card today in the enclosed postage-paid envelope. You also may vote your proxy by a toll-free phone call or by voting on-line, as indicated in the enclosed materials.
          We look forward to your attendance at the Special Meeting or receiving your Proxy Card or your on-line or telephone instructions so that your shares may be voted at the Special Meeting.
Sincerely,
[insert name]

PACIFIC CAPITAL FUNDS
FUNDVANTAGE TRUST
[April       ], 2010
Questions & Answers
          While we recommend that you read the entire combined proxy statement/prospectus (“Proxy Statement/Prospectus”), for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the issues to be voted on by shareholders.
Q: What are shareholders of the Tax-Free Securities Fund (“Securities Fund”) and the Tax-Free Short Intermediate Securities Fund (“Short Intermediate Fund”) being asked to vote upon?
A: In summary there are two proposals: 1) a proposal to reorganize the Securities Fund into the Tax-Free Securities Fund, a corresponding series offered by FundVantage Trust; and 2) a proposal to reorganize the Short Intermediate Fund into the Tax-Free Short Intermediate Securities Fund, a corresponding series offered by FundVantage Trust (each a “Reorganization” and collectively, the “Reorganizations”). Shareholders of the Securities Fund and the Short Intermediate Fund (each an “Acquired Fund”) will vote separately, but neither Reorganization will take place unless the shareholders of both of the Acquired Funds have approved the proposed Reorganizations.
The following table shows the Acquired Funds and the corresponding Acquiring Funds. As indicated below, each Acquiring Fund will issue Class Y Shares to each of the classes of its corresponding Acquired Fund.

Acquired Funds	Acquiring Funds

Tax-Free Securities Fund, a series of Pacific Capital Funds	Tax-Free Securities Fund, a series of FundVantage Trust

Class A Shares	Class Y Shares
Class B Shares	Class Y Shares
Class Y Shares	Class Y Shares

Tax-Free Short Intermediate Securities Fund, a series of Pacific Capital Funds	Tax-Free Short Intermediate Securities Fund, a series of FundVantage Trust

Class A Shares	Class Y Shares
Class Y Shares	Class Y Shares
Q. Why are the Trustees of the Pacific Capital Funds (the “Pacific Capital Trust”) recommending each Reorganization?
A: The Trustees of the Pacific Capital Trust have determined that the Reorganization of each Acquired Fund is in the best interest of the shareholders of that Acquired Fund. In approving each Reorganization, the Board of Trustees took into consideration that:
•	The Reorganizations will permit the shareholders of the Acquired Funds to continue to receive the benefits of investment management services provided by the Asset Management Group of Bank of Hawaii after termination of the Pacific Capital Trust, because the Asset Management Group of Bank of Hawaii will continue to manage the Acquiring Funds’ assets on a day-to-day basis as the investment adviser to the Acquiring Funds.

•	Each Acquiring Fund’s investment objective, policies and strategies are the same or substantially similar in all material respects to those of the corresponding Acquired Fund.

•	For each Acquiring Fund, the Adviser has agreed to waive its advisory fee. The Adviser may reduce or discontinue such waiver at its discretion. As a result of this waiver and other cost savings, the post-Reorganization expenses of each Acquiring Fund are expected to be less than those of the corresponding Acquired Fund.

•	The parties anticipate that the Reorganization of each Acquired Fund will be completed as a tax-free transaction for federal income tax purposes.
The Board of Trustees of FundVantage Trust has also approved each Reorganization.
Q: What is the anticipated timing of each Reorganization?
A: The Special Meeting of shareholders is scheduled to occur on [May 16], 2010. If all necessary approvals are obtained, the proposed Reorganizations will likely take place on [June       ], 2010.
Q: What are the federal tax implications to shareholders in connection with the proposed Reorganizations?
A: Shareholders of an Acquired Fund are not expected to recognize gain or loss for federal income tax purposes on the exchange of their shares for the shares of the corresponding Acquiring Fund in the Reorganization. For shareholders holding an Acquired Fund’s shares as capital assets, such shareholder’s cost basis and holding period of the Acquired Fund’s shares are expected to carry over to the shareholder’s new shares in the corresponding Acquiring Fund. You should consult your own tax advisor regarding other federal, state or local tax consequences of the Reorganizations.
Q: How will the Reorganizations affect my investment?
A: The cash value of your investment will not change, and you will not have to pay any sales charge in connection with a Reorganization. You will receive shares of the Acquiring Fund with a total dollar value equal to the Acquired Fund shares that you own at the time of the Reorganization.
Q: What will happen to my account?
A: After the Reorganization, your Acquired Fund account will be closed and a new account will be opened for you in the Acquiring Fund. This process will occur automatically, with no action required by you.
Q: Who is bearing the expenses related to the proxy and shareholder meeting?
A: Bank of Hawaii has agreed to bear the expenses related to the proposed Reorganizations.
Q: Will my vote make a difference?
A: Yes. Your vote is needed to ensure that the Reorganizations can be acted upon.
Q: What percentage of votes are necessary to approve a Reorganization?
A: Approval of the Reorganization Agreement with respect to an Acquired Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Acquired Fund. The term “majority of the outstanding voting securities,” as defined in the Investment Company Act of 1940, as amended, and as used in the Proxy Statement means the affirmative vote of the lesser of (i) 67% of the voting securities of the Acquired Fund present at a meeting if more than 50% of the outstanding voting securities of the Acquired Fund is present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Acquired Fund. Neither Reorganization will take place unless both Reorganizations are approved by shareholders of the Acquired Funds. If the shareholders of both of the Acquired Funds do not approve the Reorganizations, or the Reorganizations do not occur for any other reason, the Board of

Trustees of the Pacific Capital Trust will consider other possible courses of action for the Acquired Funds, including resolicitation of proxies or liquidation of the Acquired Funds.
Q: How can I vote my shares?
A: You may vote by proxy by Internet, telephone, fax or mail. To vote by touch-tone phone, Internet or fax, follow the instructions located on the front of your proxy card. If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card and return it in the postage-paid envelope provided, which needs no postage if mailed within the United States. You may also vote your shares by attending the Special Meeting and voting them in person.
Q: Who do I call with questions?
A: We will be happy to answer your questions about the proxy solicitation. Simply call us at [insert phone number and business hours.]

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund
Tax-Free Short Intermediate Securities Fund
3435 Stelzer Road
Columbus, Ohio 43219
[1-800-258-9232]
[April     ], 2010
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On [May 16], 2010
To the Shareholders:
          A Special Meeting of Shareholders of the Tax-Free Securities Fund (the “Securities Fund”) and the Tax-Free Short Intermediate Securities Fund (the “Short Intermediate Fund”), each a series of Pacific Capital Funds (the “Pacific Capital Trust”), will be held on [May 16], 2010 at [11:00 a.m.], Eastern time, at the offices of [PNC Global Investment Servicing, 760 Moore Road, King of Prussia, PA 19406] (the “Special Meeting”).
          At the Special Meeting, shareholders of the Securities Fund and the Short Intermediate Fund (each an “Acquired Fund”), voting separately, will be asked to consider and approve the following:
1.	An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to a corresponding series of FundVantage Trust (the “Acquiring Fund”) and the assumption of the identified liabilities of the Acquired Fund by the Acquiring Fund, in exchange for shares of the Acquiring Fund; and (ii) the subsequent pro rata distribution of Acquiring Fund Shares to the Acquired Fund shareholders, and the termination and complete liquidation of the Acquired Fund.

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.
THE BOARD OF TRUSTEES OF THE PACIFIC CAPITAL TRUST HAS UNANIMOUSLY
APPROVED THIS PROPOSAL FOR EACH ACQUIRED FUND AND RECOMMENDS YOU
VOTE IN FAVOR OF THIS PROPOSAL.
          Shareholders of record at the close of business on [March 26], 2010, are entitled to vote at the Special Meeting.
          Please review the accompanying combined Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted.
By Order of the Board of Trustees
[April     ], 2010

COMBINED PROXY STATEMENT/PROSPECTUS
[April     ], 2010
TAX-FREE SECURITIES FUND
AND
TAX-FREE SHORT INTERMEDIATE SECURITIES FUND
Each a Series of
Pacific Capital Funds
3435 Stelzer Road
Columbus, Ohio 43219
[1-800-258-9232]

TAX-FREE SECURITIES FUND
AND
TAX-FREE SHORT INTERMEDIATE SECURITIES FUND
Each a Series of
FundVantage Trust
301 Bellevue Parkway
Wilmington, Delaware 19809
[1-__- __-____]
          This combined proxy statement/prospectus (“Proxy Statement/Prospectus”) is being furnished to shareholders of the Tax-Free Securities Fund (“Securities Fund”) and the Tax-Free Short Intermediate Securities Fund (“Short Intermediate Fund”) (each a “Acquired Fund”). Each Acquired Fund is a series of Pacific Capital Funds, a Massachusetts business trust (the “Pacific Capital Trust”). The Trustees of the Pacific Capital Trust (the “Trustees”) have called a Special Meeting of Shareholders of each Acquired Fund (the “Special Meeting”) to be held at the offices of [PNC Global Investment Servicing, 760 Moore Road, King of Prussia, PA 19406] on [May 16], 2010 at [11:00 a.m.] Eastern time.
          At the Special Meeting, shareholders of each Acquired Fund, voting separately, will be asked to consider and approve the following:
1.	An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to a corresponding series of FundVantage Trust (the “Acquiring Fund”) and the assumption of the identified liabilities of the Acquired Fund by the Acquiring Fund, in exchange for shares of the Acquiring Fund; and (ii) the subsequent pro rata distribution of Acquiring Fund Shares to the Acquired Fund shareholders, and the termination and complete liquidation of the Acquired Fund (the “Reorganization”).

2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.
          The following table shows the Acquired Funds and the corresponding Acquiring Funds.

Acquired Funds	Acquiring Funds

Tax-Free Securities Fund, a series of Pacific Capital Funds	Tax-Free Securities Fund, a series of FundVantage Trust

Class A Shares	Class Y Shares
Class B Shares	Class Y Shares
Class Y Shares	Class Y Shares

Tax-Free Short Intermediate Securities Fund, a series of Pacific Capital Funds	Tax-Free Short Intermediate Securities Fund, a series of FundVantage Trust

Class A Shares	Class Y Shares
Class Y Shares	Class Y Shares

          The Acquired Funds and the Acquiring Funds are series of registered open-end management investment companies (mutual funds). Each Acquiring Fund is a newly organized series of FundVantage Trust that has been created for purposes of the Reorganization and will not commence operations until the date of the Reorganization. Each Acquiring Fund has the same or substantially similar investment objectives and policies as those of the corresponding Acquired Fund. The investment adviser of the Acquired Funds, the Asset Management Group of Bank of Hawaii, will serve as the investment adviser to the Acquiring Funds.
          Upon the exchange of all of the assets and the identified liabilities of an Acquired Fund (which liabilities shall consist of all liabilities, expenses, costs, charges and reserves reflected on a schedule prepared on behalf of the Acquired Fund as of 4:00 p.m. Eastern on the day immediately preceding the closing date of the Reorganization) for shares of the corresponding Acquiring Fund, the Acquired Fund will distribute to its shareholders their pro rata portions of the shares of the corresponding Acquiring Fund received in the Reorganization, and then will completely liquidate. The shares of the Acquiring Fund you receive will have an aggregate value equal to the aggregate value of the Acquired Fund shares you held as of 4:00 p.m. on the business day immediately preceding the closing date of the Reorganization. As a shareholder of an Acquired Fund, you are being asked to vote to approve an Agreement and Plan of Reorganization pursuant to which these transactions will be accomplished with respect to the Acquired Fund.
          Because you, as a shareholder of an Acquired Fund, are being asked to approve transactions that will result in you holding shares of a corresponding Acquiring Fund, this Proxy Statement also serves as a Prospectus for the corresponding Acquiring Fund. This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Funds that you should know before voting or investing. A Statement of Additional Information relating to this Proxy Statement/Prospectus, dated [April     , 2010] is available upon request and without charge by calling [—]. In addition, each of the following documents is incorporated by reference (legally considered to be part of this Proxy Statement/Prospectus):
•	Pacific Capital Funds Prospectus (Class A shares, Class B shares and Class C shares) dated November 27, 2009, as amended or supplemented from time to time, and Pacific Capital Funds Prospectus (Class Y shares), dated November 27, 2009, as amended or supplemented from time to time (“Acquired Fund Prospectuses”);

•	Pacific Capital Funds Statement of Additional Information (Class A shares, Class B shares, Class C shares and Class Y shares) dated November 27, 2009, as amended or supplemented from time to time (“Acquired Funds SAI”); and

•	Pacific Capital Funds Annual Report dated July 31, 2009 (“Acquired Funds Annual Report”).
          Copies of the Acquired Fund Prospectuses, Acquired Funds SAI and Acquired Funds Annual Report and other information about the Acquired Funds may be obtained without charge by calling [1-800-258-9232], by writing to the Pacific Capital Trust at Pacific Capital Funds, P.O. Box 182130, Columbus, Ohio 43218-2130 or on the Pacific Capital Trust’s website at www.pacificcapitalfunds.com.
          You can copy and review information about the Acquired Funds and the Acquiring Funds at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Acquiring Funds and Acquired Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
          This Proxy Statement/Prospectus is expected to be first sent to shareholders on or about [[April     ], 2010].
          An investment in the Acquired Funds or the Acquiring Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in either the Acquired Funds or the Acquiring Funds involves investment risk, including the possible loss of principal.
          The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

PROXY STATEMENT/PROSPECTUS

-i-

-ii-

SUMMARY
          This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus, the Acquired Funds Prospectuses, the Acquired Funds SAI and the Reorganization Agreement. A copy of the Reorganization Agreement is attached as Appendix A to this Proxy Statement/Prospectus.
Boards’ Consideration of the Reorganizations
          At a meeting held on February 18, 2010, the Trustees of the Pacific Capital Trust considered the Reorganization Agreement and the Reorganization of each Acquired Fund into the corresponding Acquiring Fund. Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Trustees of the Pacific Capital Trust, including all of the independent Trustees (the Trustees who are not defined as “interested persons” of the Trust by the Investment Company Act of 1940, as amended (the “1940 Act”)), determined that participation in the Reorganization of each Acquired Fund, as contemplated by the Reorganization Agreement, is in the best interests of the shareholders of such Acquired Fund and that the interests of the existing shareholders of such Acquired Fund will not be diluted as a result of the Reorganization. For additional information, see “Information About the Reorganizations— Board Consideration of the Reorganizations.”
          The Trustees of the Pacific Capital Trust unanimously recommend that shareholders of each Acquired Fund approve the Reorganization Agreement.
          At a meeting held on February 9, 2010, the Board of Trustees of FundVantage Trust similarly found that participation in the Reorganization of each Acquiring Fund is in the best interests of such Acquiring Fund and that the interests of the shareholders of such Acquiring Fund will not be diluted as a result of the Reorganization.
The Reorganizations
          The Reorganization Agreement contemplates the Reorganization of each Acquired Fund into a corresponding Acquiring Fund. Each Acquiring Fund is a newly organized series of FundVantage Trust that has been created for purposes of the Reorganization and will not commence operations until the date of the Reorganization. The Asset Management Group of Bank of Hawaii, the investment adviser to the Acquired Funds (the “Adviser”), will serve as investment adviser to the Acquiring Funds.
          The Reorganization Agreement provides for (i) the transfer of all of the assets of each Acquired Fund in exchange for Class Y shares of beneficial interest of the corresponding Acquiring Fund and the assumption by the corresponding Acquiring Fund of the identified liabilities of the Acquired Fund (which liabilities shall consist of all liabilities, expenses, costs charges and reserves reflected on a schedule prepared on behalf of the Acquired Fund as of 4:00 p.m. Eastern on the day immediately preceding the closing date of the Reorganization), and (ii) the subsequent prompt distribution of such Acquiring Fund Shares pro rata to the Class A, Class B (applicable only to the Securities Fund) and Class Y shareholders of the Acquired Fund, and the termination and complete liquidation of the Acquired Fund.
          As a result of each Reorganization, each Acquired Fund shareholder will become a shareholder of the corresponding Acquiring Fund and will hold, immediately after the Reorganization, Class Y shares of the Acquiring Fund having a total dollar value equal to the total dollar value of the Class A, Class B (applicable only to the Securities Fund) and Class Y shares that such shareholder held in the Acquired Fund immediately prior to the Reorganization. The exchange of shares in the Reorganization is intended to be tax-free under federal income tax laws (although there can be no assurances that the Internal Revenue Service will agree) and shareholders of an Acquired Fund will not pay any sales charge as a result of the exchange of the shares in the Reorganization. The Acquiring Funds do not anticipate that they will need to sell any of the portfolio securities received from the Acquired Funds in the Reorganizations to comply with the Acquiring Funds’ prospectus restrictions.
          If approved, the Reorganizations will occur on or about [[June    ], 2010], or on another date selected by the Pacific Capital Trust and FundVantage Trust. Approval of the Reorganization Agreement requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of each of the Acquired Funds, voting separately. The term “majority of the outstanding voting securities” of an Acquired Fund, as defined in the 1940 Act and as used in this Proxy Statement, means the affirmative vote of the lesser of (i) 67% of the voting securities of such Acquired Fund present at a meeting if more than 50% of the outstanding voting securities of such Acquired Fund is present in person or by proxy or (ii) more than 50% of the outstanding voting securities of such Acquired Fund. Neither Reorganization will take place unless the shareholders of each of the Acquired Funds have approved the proposed Reorganization. If the shareholders of both of the Acquired Funds do not approve the Reorganizations, or the Reorganizations do not occur for any other reason, the Board of Trustees will consider other possible courses of action for the Acquired Funds, including resolicitation of proxies or liquidation of the Acquired Funds. See “Information about the Reorganizations” and “Voting Information” below.
          The Reorganizations result from a long-term business strategy decision by Bank of Hawaii to further transition its asset management activities to an “open architecture” investment process that will result in liquidation and dissolution of the Pacific Capital Trust. After exploring various alternatives for the Acquired Funds and the other series of the Pacific Capital Trust, the Adviser recommended that the Trustees approve the Reorganization of each Acquired Fund into the corresponding Acquiring Fund. The Trustees reviewed and considered, with the assistance of legal counsel, a number of factors relating to the proposed Reorganizations, including the benefit to shareholders of continued management of their assets by the Adviser, the Adviser’s proposed waiver of advisory fees for the Acquiring Funds, and the overall lower expenses of each Fund following the Reorganizations. For these reasons and additional reasons set forth below under “Information About the Reorganizations — Board Consideration of the Reorganizations” the Trustees of the Pacific Capital Trust unanimously recommend the approval of the proposed Reorganizations by each Acquired Fund’s shareholders.
Distribution Arrangements
          Class Y shares of the Acquiring Funds and Class Y shares of the Acquired Funds bear no sales charges or distribution fees. Class A shares of the Acquired Funds are subject to a front-end sales charge, Class B shares of the Securities Fund are subject to a contingent deferred sales charge, and both Class A and Class B shares (applicable only to the Securities Fund) of the Acquired Funds are also subject to distribution and service (12b-1) fees, none of which will apply after the Reorganizations.
          PFPC Distributors, Inc. serves as the principal underwriter for shares of the Acquiring Funds. Foreside Distribution Services L.P. serves as the principal underwriter for shares of the Acquired Funds. For a complete description of distribution arrangements, please see the Acquired Funds Prospectuses and the Acquired Funds SAI, each of which is incorporated in this Proxy Statement/Prospectus by reference, and “Appendix B — Shareholder Information for the Acquiring Funds.”
Purchase, Redemption and Exchange of Shares
          The purchase and redemption procedures for the Acquiring Funds and Acquired Funds are substantially similar. For a detailed discussion, see “Additional Information About the Acquiring and Acquired Funds” and “Appendix B — Shareholder Information for the Acquiring Funds.”
          The Acquiring Funds and Acquired Funds have exchange privileges. After the Reorganization, there will be exchange privileges available to the Acquiring Fund shareholders. For a detailed discussion, see “Appendix B — Shareholder Information for the Acquiring Funds.”

Federal Income Tax Consequences
          The following discussion summarizes the material U.S. federal income tax consequences of each Reorganization, including any investment in the corresponding Acquiring Fund Shares, that are applicable to you as an Acquired Fund shareholder. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.
          The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, neither of the Acquired Funds nor any of their respective shareholders, nor either of the corresponding Acquiring Funds is expected to recognize any gain or loss for federal income tax purposes as a result of the Reorganization. As a condition to the closing of the Reorganization, each of the Acquired Funds and each of the Acquiring Funds will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. The tax opinion will be based on then-existing law and regulations, will be subject to certain assumptions, qualifications and exclusions and will be based on the truth and accuracy of certain representations made by each of the Acquired Funds and each of the Acquiring Funds.
          Immediately prior to the Reorganization, each Acquired Fund will declare a dividend which, together with all previous dividends, will have the effect of distributing to its shareholders all of such Acquired Fund’s investment company taxable income for taxable years ending on or prior to the Reorganization and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Shareholders of each Acquired Fund.
          No private ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of the Reorganization. An opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganizations in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws. See “Information about the Reorganizations — Federal Income Tax Consequences.”
Comparison of the Securities Fund and the FundVantage Securities Fund
          This section will help you compare the Securities Fund and the FundVantage Securities Fund (collectively the “Funds”).
          Investment Objectives and Principal Investment Strategies. Because the FundVantage Securities Fund is a new fund organized specifically to receive all the assets and carry on the business of the Securities Fund, the investment objective of the FundVantage Securities Fund is identical to that of the Securities Fund, and the principal investment strategies of the Funds are substantially similar.
          Investment Objective: Each Fund seeks high current income that is exempt from federal and Hawaii income tax.

          Principal Investment Strategies: Each Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in investment grade municipal obligations — debt securities that pay interest which, in the opinion of counsel to the issuer, is exempt from both federal income tax and the federal alternative minimum tax (“80% Policy”). The 80% Policy adopted by the Securities Fund is classified as fundamental while the 80% Policy adopted by the FundVantage Securities Fund is classified as non-fundamental. A fundamental investment limitation cannot be changed without shareholder approval while a board of trustees can change a non-fundamental investment limitation without shareholder approval. If the Reorganization is approved, the Board of Trustees of FundVantage Trust will be able to change the 80% Policy without shareholder approval.
          Each Fund generally only acquires municipal obligations that are rated “investment grade” at the time of purchase, which means they are rated in one of the top four categories by a nationally recognized statistical rating organization, or unrated obligations that the Adviser determines are of comparable quality. Each Fund normally invests not less than 50% of its net assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. However, there may be extended periods of time when each Fund will invest less than 50% of its net assets in Hawaiian municipal obligations due to a lack of supply. Each Fund may also invest in other kinds of debt instruments issued by domestic issuers.
          The Securities Fund, as part of its principal investment strategy, may invest in debt instruments issued by foreign companies and governments, and may use derivative instruments such as futures contracts, options and other investment techniques for the purpose of cash flow management and/or risk reduction. The FundVantage Securities Fund, as part of its principal investment strategy, will not invest in debt instruments issued by foreign companies and governments, and will not invest in derivative instruments.
          Each Fund focuses on maximizing tax exempt income consistent with prudent investment risk. Each Fund varies the average maturity of its investment portfolio from time to time in response to actual and expected interest rate movements as well as other market and economic conditions. Each Fund is non-diversified, which means that it may invest its assets in securities of fewer issuers than would a diversified mutual fund. No maturity limitations apply to either Funds’ investment portfolio, and the average maturity of each Fund’s portfolio can vary significantly. The Adviser monitors the Securities Fund’s portfolio performance and reallocates the Securities Fund’s assets in response to actual and expected market and economic changes. The Adviser anticipates that it will perform substantially the same monitoring of the FundVantage Securities Fund’s portfolio and will reallocate that portfolio in substantially the same way.
          Fees and Expenses. Expenses of mutual funds are often measured by their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year). The total expenses of the Securities Fund differ from the expenses of the FundVantage Securities Fund.
          Expense Tables: The following tables: (1) compare the fees and expenses for the Securities Fund and the FundVantage Securities Fund based on actual expenses for a recent twelve month period and (2) show the estimated fees and expenses for the FundVantage Securities Fund on a pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in the Securities Fund will bear as shareholders of the FundVantage Securities Fund. The tables enable you to compare and contrast the recent expense levels for the Securities Fund and the FundVantage Securities Fund and obtain a general idea of what the expense levels would be if the Reorganization occurs. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the Securities Fund or the FundVantage Securities Fund. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

          The Securities Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Securities Fund’s operating history will be used for financial reporting purposes.

Shareholder Fees
(fees paid directly				FundVantage	Combined Fund
from your		Securities Fund		Securities Fund	Pro Forma
investment):	Class A	Class B	Class Y	Class Y	Class Y
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	4.00%[1]	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sales price, whichever is less)	None	5.00%[2]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.60%[3]	0.60%[3]	0.60%[3]	0.20%	0.20%
Distribution and Service (12b-1) Fees	0.40%[3]	1.00%	None	None	None
Other Expenses	0.31%	0.31%	0.31%	0.09%[5]	0.09%[5]
Total Annual Fund Operating Expenses	1.31%[3,4]	1.91%[3,4]	0.91%[3,4]	0.29%	0.29%
Fee Waiver and/or Expense Reimbursement	(0.15)%[3]	—	—	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.16%[3,4]	1.91%[3,4]	0.91%[3,4]	0.09%[6]	0.09%[6]

[1]	Lower sales charges are available depending upon the amount invested. Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 fees.

[2]	A CDSC applies to your redemption of Class B shares before the sixth anniversary of your purchase, declining from 5.00% within the first year to 0.00% after the sixth year. Long-term shareholders may pay indirectly more than the equivalent of the maximum deferred sales charge due to the recurring nature of 12b-1 fees.

[3]	The Adviser is voluntarily limiting the Management fee to 0.45%. The Fund is limiting the 12b-1 fee for Class A shares to 0.25% through November 30, 2010. Net operating expenses after these fee waivers are estimated to be 1.01%, 1.76% and 0.76% for Class A, Class B and Class Y shares, respectively. Voluntary expense limitations may be revised or canceled at any time.

[4]	Based on amounts incurred during the fiscal year ended July 31, 2009. A decline in assets may result in higher expenses as a percentage of assets.

[5]	“Other expenses” are based on estimated amounts for the current fiscal year.

6.	The Adviser has agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in effect until , 2011. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees.
          Examples: These examples are intended to help you compare and contrast the cost of investing in: (1) the Securities Fund as it currently exists, (2) the FundVantage Securities Fund as it currently exists, and (3) the FundVantage Securities Fund if it acquires the Securities Fund (i.e., the “pro forma” figure). The examples assume that you invest $10,000 for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same. In the “pro forma” line, the dollar figures shown are computed based on the total operating expense figures from the corresponding expense table and do not reflect any voluntary expense waivers or reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Securities Fund
Class A	$513	$784	$1,076	$1,903
Class B (Assuming Redemption)	$694	$900	$1,232	$2,077
Class B (Assuming No Redemption)	$194	$600	$1,032	$2,077
Class Y	$93	$290	$504	$1,120
FundVantage Securities Fund
Class Y	$30	$93	$163	$368
Combined Fund Pro Forma
Class Y	$9	$73	$143	$349
          Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. During the most recent fiscal year, the Securities Fund’s portfolio turnover rate was 23.69% of the average value of its portfolio. The FundVantage Securities Fund’s portfolio turnover rate for the next fiscal year is not expected to be substantially different than the turnover rate for the previous year given the continuity of management.
          Performance Information. If the Reorganization is approved, the FundVantage Securities Fund will adopt the performance history of the Securities Fund. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Securities Fund by showing changes in the Securities Fund’s performance from calendar year to calendar year and by showing how the Securities Fund’s average annual total returns for 1 year, 5 years and 10 years compare with the Barclays Capital Hawaii Municipal Bond Index. The bar chart assumes reinvestment of dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Performance Bar Chart
Year-by-Year Total Returns as of 12/31 for Class Y Shares

2000	11.13%
2001	4.20%
2002	9.60%
2003	5.01%
2004	3.19%
2005	1.59%
2006	3.69%
2007	2.95%
2008	-0.04%
2009	8.04%

Best Quarter	Worst Quarter
4.63%	-2.56%
Q4 2000	Q3 2008
          After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2009

	1 Year	5 Years	10 Years
Securities Fund Class Y
Return Before Taxes	8.04%	3.21%	4.88%
Return After Taxes on Distributions	7.99%	3.09%	4.75%
Return After Taxes on Distributions and Sale of Fund Shares	6.60%	3.26%	4.78%
Barclays Capital Hawaii Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	10.95%	4.46%	5.68%
          Management of the Fund. The Adviser will serve as the investment adviser to the FundVantage Securities Fund. The following portfolio managers will be responsible for the day-to-day management of the FundVantage Securities Fund from its inception:
•	Stephen K. Rodgers, Senior Vice President, Chief Investment Officer and Head of the Fixed Income Department.

•	Janet Katakura, Vice President and Senior Portfolio Manager.

•	Denis Massey, Assistant Vice President and Portfolio Manager.
          The same individuals are the portfolio managers responsible for the day-to-day management of the Securities Fund.
          Risks. An investment in the Funds is subject to specific risks arising from the types of securities in which the Funds invest and general risks arising from investing in any mutual fund. There is no assurance that the Funds will meet their investment objective, and investors could lose money by investing in the Funds. It also is possible that an investment in either Fund, even if profitable, could underperform other investments. An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
          The values of and income generated by the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average maturity of the Funds’ investment portfolio, the greater the fluctuation in value. The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating.
          Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events. In addition, ratings agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
          A portion of the Funds’ net assets (normally not more than 20%) may be invested in securities that pay interest which is subject to the federal income tax or the federal alternative minimum tax.
          Each Fund is non-diversified, which means that the Fund may invest its assets in securities of fewer issuers than would a diversified mutual fund. As a result, the value of your shares may be impacted more by events affecting one or a few of the Fund’s investments than would otherwise be the case. Since each Fund invests significantly in securities of issuers in Hawaii, it also will be affected by a variety of Hawaiian economic and political factors.
          In addition to the risks listed above, the Securities Fund is subject to the risk that the value of investments by the Securities Fund in derivative instruments, if any, may rise or fall more rapidly than the value of other investments. The Securities Fund’s investment in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.
          More information about certain types of portfolio securities and investment techniques, and their associated risks, is provided below in the section “Additional Information about the Acquiring Funds — More Information about the Acquiring Funds’ Investment Strategies and Risks.”
Comparison of the Short Intermediate Fund and the FundVantage Short Intermediate Fund
          This section will help you compare the Short Intermediate Fund and the FundVantage Short Intermediate Fund (collectively the “Funds”).
          Investment Objectives and Principal Investment Strategies. Because the FundVantage Short Intermediate Fund is a new fund organized specifically to receive all the assets and carry on the business of the Short Intermediate Fund, the investment objective of the FundVantage Short Intermediate Fund is identical to that of the Short Intermediate Fund, and the principal investment strategies of the Funds are substantially similar.
          Investment Objective: Each Fund seeks high current income that is exempt from federal and Hawaii income tax, with greater stability in the price of your investment than a long-term bond fund.
          Principal Investment Strategies: Each Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in investment grade municipal obligations — debt securities that pay interest which, in the opinion of counsel to the issuer, is exempt from both federal income tax and the federal alternative minimum tax (“80% Policy”). The 80% Policy adopted by the Short Intermediate Fund is classified as fundamental while the 80% Policy adopted by the FundVantage Short Intermediate Fund is classified as non-fundamental. A fundamental investment limitation cannot be changed without shareholder approval while a board of trustees can change a non-fundamental investment limitation without shareholder approval. If the Reorganization is approved, the Board of Trustees of FundVantage Trust will be able to change the 80% Policy without shareholder approval.
          Each Fund generally only acquires municipal obligations that are rated “investment grade” at the time of purchase, which means they are rated in one of the top four categories by a nationally recognized statistical rating organization, or unrated obligations that the Adviser determines are of comparable quality. Each Fund normally invests not less than 50% of its net assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. However, there may be extended periods of time when each Fund will invest less than 50% of its net assets in Hawaiian municipal obligations due to a lack of supply.
          Under normal market conditions, the average remaining maturity of each Fund’s investment portfolio (measured on a dollar-weighted basis) will be between two to five years. Each Fund focuses on maximizing tax-exempt income consistent with prudent investment risk within this maturity range. The Short Intermediate Fund and the FundVantage Short Intermediate Fund generally will have shorter average portfolio maturities than the Securities Fund and the FundVantage Securities Fund.

          Each Fund may also invest in other kinds of debt instruments issued by domestic issuers. Each Fund is non-diversified, which means that each Fund may invest its assets in securities of fewer issuers than would a diversified mutual fund.
          The Short Intermediate Fund, as part of its principal investment strategy, may invest in debt instruments issued by foreign companies and governments, and may use derivative instruments such as futures contracts, options and other investment techniques for the purpose of cash flow management and/or risk reduction. The FundVantage Short Intermediate Fund, as part of its principal investment strategy, will not invest in debt instruments issued by foreign companies and governments, and will not invest in derivative instruments.
          Fees and Expenses. Expenses of mutual funds are often measured by their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year). The total expenses of the Short Intermediate Fund differ from the expenses of the FundVantage Short Intermediate Fund.
          Expense Tables: The following tables: (1) compare the fees and expenses for the Short Intermediate Fund and the FundVantage Short Intermediate Fund based on actual expenses for a recent twelve month period and (2) show the estimated fees and expenses for the FundVantage Short Intermediate Fund on a pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in the Short Intermediate Fund will bear as shareholders of the FundVantage Short Intermediate Fund. The tables enable you to compare and contrast the recent expense levels for the Short Intermediate Fund and the FundVantage Short Intermediate Fund and obtain a general idea of what the expense levels would be if the Reorganization occurs. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the Short Intermediate Fund or the FundVantage Short Intermediate Fund. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.
          The Short Intermediate Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Short Intermediate Fund’s operating history will be used for financial reporting purposes.

Shareholder Fees
(fees paid directly			FundVantage Short	Combined Fund
from your	Short Intermediate Fund		Intermediate Fund	Pro Forma
investment):	Class A	Class Y	Class Y	Class Y
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	2.25%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sales price, whichever is less)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%[2]	0.50%[2]	0.20%	0.20%
Distribution and Service (12b-1) Fees	0.40%[2]	None	None	None

Shareholder Fees
(fees paid directly			FundVantage Short	Combined Fund
from your	Short Intermediate Fund		Intermediate Fund	Pro Forma
investment):	Class A	Class Y	Class Y	Class Y
Other Expenses	0.41%[3]	0.41%[3]	0.22%[4]	0.22%[4]
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.32%[2,3]	0.92%[2,3]	0.43%	0.43%
Fee Waiver and/or Expense Reimbursement	(0.15)%[2]	—	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.17%[2,3]	0.92%[2,3]	0.23%[5]	0.23%[5]

[1]	Lower sales charges are available depending upon the amount invested. Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 fees.

[2]	The Adviser is voluntarily limiting the Management fee to 0.40%. The Fund is limiting the 12b-1 fee to 0.25% through November 30, 2010. Net operating expenses after these fee waivers are estimated to be 1.07% and 0.82% for Class A and Class Y shares, respectively. Voluntary expense limitations may be revised or canceled at any time.

[3]	Based on amounts incurred during the fiscal year ended July 31, 2009. A decline in assets may result in higher expenses as a percentage of assets.

[4]	“Other expenses” are based on estimated amounts for the current fiscal year.

[5]	The Adviser has agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in effect until , 2011. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees.
          Examples: These examples are intended to help you compare and contrast the cost of investing in: (1) the Short Intermediate Fund as it currently exists, (2) the FundVantage Short Intermediate Fund as it currently exists, and (3) the FundVantage Short Intermediate Fund if it acquires the Short Intermediate Fund (i.e., the “pro forma” figure). The examples assume that you invest $10,000 for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same. In the “pro forma” line, the dollar figures shown are computed based on the total operating expense figures from the corresponding expense table and do not reflect any voluntary expense waivers or reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Short Intermediate Fund
Class A	$342	$619	$918	$1,767
Class Y	$94	$293	$509	$1,131
FundVantage Short Intermediate Fund
Class Y	$44	$138	$241	$542
Combined Fund Pro Forma
Class Y	$24	$118	$221	$523
          Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. During the most recent fiscal year, the Short Intermediate Fund’s portfolio turnover rate was 40.33% of the average value of its portfolio. The FundVantage Short Intermediate Fund’s portfolio turnover rate for the next fiscal year is not expected to be substantially different than the turnover rate for the previous year given the continuity of management.
          Performance Information. If the Reorganization is approved, the FundVantage Short Intermediate Fund will adopt the performance history of the Short Intermediate Fund. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Short Intermediate Fund by showing changes in the Short Intermediate Fund’s performance from calendar year to calendar year and by showing how the Short Intermediate Fund’s average annual total returns for 1 year, 5 years and 10 years compare with the Barclays Capital Hawaii 3-Year Municipal Bond Index. The bar chart assumes reinvestment of dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Performance Bar Chart
Year-by-Year Total Returns as of 12/31 for Class Y shares

2000	6.67%
2001	4.47%
2002	6.64%
2003	2.87%
2004	1.13%
2005	0.87%
2006	2.56%
2007	3.82%
2008	3.38%
2009	3.29%

Best Quarter	Worst Quarter
3.02%	-1.49%
Q2 2002	Q2 2004
          After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.
Average Annual Total Returns
For the period ended December 31, 2009

Short Intermediate Fund Class Y	1 Year	5 Years	10 Years
Return Before Taxes	3.29%	2.78%	3.55%
Return After Taxes on Distributions	3.29%	2.71%	3.51%
Return After Taxes on Distributions and Sale of Fund Shares	2.80%	2.72%	3.44%
Barclays Capital Hawaii 3-Year Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	8.45%	3.36%	4.09%
          Management of the Fund. The Adviser will serve as the investment adviser to the FundVantage Short Intermediate Fund. The following portfolio managers will be responsible for the day-to-day management of the FundVantage Short Intermediate Fund from its inception:
•	Stephen K. Rodgers, Senior Vice President, Chief Investment Officer and Head of the Fixed Income Department.

•	Janet Katakura, Vice President and Senior Portfolio Manager.

•	Denis Massey, Assistant Vice President and Portfolio Manager.
          The same individuals are the portfolio managers responsible for the day-to-day management of the Short Intermediate Fund.

          Risks. An investment in the Funds is subject to specific risks arising from the types of securities in which the Funds invest and general risks arising from investing in any mutual fund. There is no assurance that the Funds will meet their investment objective, and investors could lose money by investing in the Funds. It also is possible that an investment in either Fund, even if profitable, could underperform other investments. An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
          The values of and income generated by the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average maturity of the Funds’ investment portfolio, the greater the fluctuation in value. The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating.
          Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events. In addition, ratings agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
          A portion of the Funds’ net assets (normally not more than 20%) may be invested in securities that pay interest which is subject to the federal income tax and the federal alternative minimum tax.
          Each Fund is non-diversified, which means that the Fund may invest its assets in securities of fewer issuers than would a diversified mutual fund. As a result, the value of your shares may be impacted more by events affecting one or a few of the Fund’s investments than would otherwise be the case. Since each Fund invests significantly in securities of issuers in Hawaii, it also will be affected by a variety of Hawaiian economic and political factors.
          In addition to the risks listed above, the Short Intermediate Fund is subject to the risk that the value of investments by the Short Intermediate Fund in derivative instruments, if any, may rise or fall more rapidly than the value of other investments. The Short Intermediate Fund’s investment in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.
          More information about certain types of portfolio securities and investment techniques, and their associated risks, is provided below in the section “Additional Information about the Acquiring Funds — More Information about the Acquiring Funds’ Investment Strategies and Risks.”
INFORMATION ABOUT THE REORGANIZATIONS
          Significant features of each Reorganization are summarized below. This summary is qualified in its entirety by reference to the Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix A.
Background Information Regarding the Pacific Capital Trust
          Since the inception of the Pacific Capital Trust, most of its assets have been held in accounts managed by Bank of Hawaii (“BOH”) on behalf of customers and clients for which it acts as trustee, agent or custodian; as of                     , 2010, more than ___% of the Pacific Capital Trust’s assets were held by such accounts. The total assets of the Pacific Capital Trust have declined from approximately $___ in                     , 200 ___ to approximately $___ as of                     , 2010.

          In                      2009, the Adviser informed the Pacific Capital Trust Board that BOH had decided, as part of a long-term business strategy, to further transition its asset management activities to an “open architecture” investment process that will provide a wider range of investment options to its clients than is currently the case. The Adviser indicated that, as a result of this change, the assets of most of the series of the Pacific Capital Trust would likely continue to decrease in the future, as a substantial portion of those assets would likely migrate to other investment products. The Adviser further indicated that under these circumstances it would be in the best interests of the Pacific Capital Trust’s shareholders to close the Pacific Capital Trust.
          Information provided to the Pacific Capital Trust Board by the Adviser indicated that the likely decrease in assets of the Pacific Capital Trust would result in increases in the expense ratios of the Acquired Funds and the other series of the Pacific Capital Trust, and as a result the Acquired Funds and most of the other series of the Pacific Capital Trust would not likely be economically sustainable as stand-alone product offerings in the future. The Adviser indicated that under the circumstances it would proceed to explore various alternatives for the future of the Acquired Funds and the other series of the Pacific Capital Trust, including reorganization as series of other mutual funds managed by advisers not affiliated with the Adviser, reorganization as series of “multiple series trust” mutual funds administered by other organizations and managed by the Adviser as adviser or sub-adviser, and liquidation. From                      2009 through January 2010, the Adviser kept the Pacific Capital Trust Board informed about its exploration of various alternatives at the Board’s regular meetings, including development of a list of potential transaction counterparties, proposals to some of those counterparties, and additional due diligence with respect to counterparties that expressed interest in possible transactions.
          At a special meeting of the Pacific Capital Trust Board on January 26, 2010, the Adviser reported on the results of its exploration of alternatives as follows:
•	The Adviser indicated that it had reached an agreement in principle for the sale of certain of the Adviser’s assets to Aberdeen Asset Management Inc. (“AAMI”), subject to execution of a definitive sale agreement and customary closing conditions, including required approvals of the reorganization of certain series of the Pacific Capital Trust into series of the Aberdeen Funds as described below.

•	The Adviser recommended that the Pacific Capital Trust Board approve the Reorganizations of the Acquired Funds into the Acquiring Funds, subject to customary conditions including regulatory approvals in various jurisdictions and approval by shareholders of the Acquired Funds.

•	The Adviser recommended that the Pacific Capital Trust Board approve the reorganization of four other series of the Pacific Capital Trust into series of the Aberdeen Funds managed by AAMI, subject to customary conditions including approval by shareholders of those four Pacific Capital Trust series.

•	The Adviser recommended that the Pacific Capital Trust Board approve the liquidation of the other six series of the Pacific Capital Trust.
Board Consideration of the Reorganizations
          In preparation for the January 26, 2010 meeting of the Pacific Capital Trust Board, extensive written information and analyses about the proposed Reorganizations, FundVantage Trust and the Adviser’s other recommendations were provided to the Pacific Capital Trust Board. At that meeting and a subsequent special meeting on January 28, 2010, this material and all of the Adviser’s recommendations were considered and discussed by the Pacific Capital Trust Board and by the Independent Trustees meeting separately. In addition, the Pacific Capital Trust Board had the opportunity to ask questions of the Adviser, management and several trustees of FundVantage Trust, and their respective legal counsel. In considering these matters, the Pacific Capital Trust and its Independent Trustees were advised by counsel that is experienced in 1940 Act matters and is independent of BOH and FundVantage Trust.
          The Pacific Capital Trust Board evaluated and considered the overall capabilities of FundVantage Trust platform and PFPC Distributors, Inc. (the “Underwriter”) as a distributor. The Pacific Capital Trust Board received and considered a presentation from FundVantage Trust’s representatives regarding the history and current operations of FundVantage Trust and the Underwriter and the nature, extent and quality of administrative, compliance and shareholder services provided to FundVantage Trust.
          The Pacific Capital Trust Board noted that the investment objectives, strategies, restrictions and risks of the Acquired Funds are the same or substantially similar to those of the Acquiring Funds, and that the Adviser would be the investment adviser to the Acquiring Funds. In reviewing the Reorganizations, the Pacific Capital Trust Board also considered the fees and expense ratios of the Acquired Funds and the Acquiring Funds and the effect of existing and proposed fee waivers and expense limitations on such expense ratios. The Pacific Capital Trust Board noted that the Adviser has agreed to waive its advisory fee for each Acquiring Fund. In addition, as a result of this waiver and other cost savings, the Pacific Capital Trust Board noted that the post-Reorganization expenses of each Acquiring Fund are expected to be less than those of the corresponding Acquired Fund.
          The Pacific Capital Trust Board was informed by the Adviser that the Acquired Funds’ shareholders will not bear the costs related to the Reorganizations, including, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation, and transfer taxes, which costs will be borne by BOH. The Adviser also informed the Pacific Capital Trust Board that each Reorganization will be structured as a tax-free reorganization. The Pacific Capital Trust Board also considered the alternatives reasonably available to the Acquired Funds if the Reorganizations did not take place.
          On January 28, 2010, the Pacific Capital Trust Board unanimously approved the Reorganizations in principle, subject to negotiation of a satisfactory reorganization agreement.
Board Approval of the Reorganizations
          Upon completion of those negotiations, on February 18, 2010, at a special meeting of the Pacific Capital Trust Board, the Pacific Capital Trust Board unanimously concluded that each Reorganization is in the best interests of each Acquired Fund and that the interests of the shareholders of each Acquired Fund will not be diluted as a result of the Reorganization. The Pacific Capital Trust Board further unanimously recommended that the shareholders of the Acquired Funds approve the Reorganizations.
          As described above, the recommendation of the Pacific Capital Trust Board were based in substantial part on the following conclusions:
•	Without a reorganization, the Acquired Funds would likely face unsustainable increases in operating expenses.

•	Each Acquiring Fund’s investment objectives, strategies, and restrictions are the same or substantially similar to those of the corresponding Acquired Fund.

•	The current investment adviser to the Acquired Funds will be the adviser to the Acquiring Funds.

•	The Surviving Funds are likely to have substantially lower total expenses than the Acquired Funds.

•	The Acquired Funds will not bear any costs of the Reorganizations.

•	Each Reorganization will be structured as a tax-free reorganization.
          At a meeting held February 9, 2010, the Board of Trustees of FundVantage Trust similarly found that participation in the Reorganizations is in the best interests of each Acquiring Fund and that the interests of the shareholders of each Acquiring Fund will not be diluted as a result of the Reorganizations.
The Reorganization Agreement
          The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix A.
          The Reorganization Agreement provides for (i) the transfer of all of the assets of each Acquired Fund in exchange for Class Y shares of beneficial interest of the corresponding Acquiring Fund and the assumption by the corresponding Acquiring Fund of the identified liabilities of the Acquired Fund (which liabilities shall consist of all liabilities, expenses, costs charges and reserves reflected on a schedule prepared on behalf of the Acquired Fund as of 4:00 p.m. Eastern on the day immediately preceding the closing date of the Reorganization), and (ii) the subsequent prompt distribution of such Acquiring Fund Shares pro rata to the Class A, Class B (applicable only to the Securities Fund) and Class Y shareholders of the Acquired Fund, and the termination and complete liquidation of the Acquired Fund.
          Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur immediately prior to the opening of business on [June       , 2010] or on such later date as the parties may agree (the “Closing Date”).
          Immediately upon receipt of the Acquiring Fund Shares, the Acquired Fund will liquidate and distribute pro-rata to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by the Acquired Fund in the Reorganization. With respect to each Reorganization, each shareholder of the Acquired Fund will receive the number of Acquiring Fund Shares (including fractional shares, if any) equal in value to the value of the Class A shares, Class B shares (applicable only to the Securities Fund) and Class Y shares of the Acquired Fund held as of the close of regularly scheduled trading on the business day next preceding the Closing Date.
          The liquidation and distribution of the Acquired Fund’s shares will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund. The aggregate net asset values of an Acquiring Fund’s shares to be credited to the shareholders of the corresponding Acquired Fund will be equal to the aggregate net asset values of the Class A shares, Class B shares (applicable only to the Securities Fund) and Class Y shares of the Acquired Fund owned by such shareholders at the close of business on the business day immediately preceding the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.
          Under the Reorganization Agreement, Bank of Hawaii agrees to bear the costs for the following expenses incurred in connection with the Reorganization: (a) meeting fees for the Board of Trustees of the Pacific Capital Trust, (b) legal fees incurred in connection with the review of documents related to the Reorganization, (c) proxy preparation and solicitation fees in connection with a meeting of the Acquired Fund’s shareholders to consider approval of the Reorganization Agreement and the transactions contemplated thereby, (d) audit fees and related year-end expenses, (e) conversion expenses, (f) reasonable due diligence costs, (g) reasonable costs associated with the transfer of books and records, (h) costs related to any expenses caps or limitations in place with respect to the Acquired Fund, and (i) other mutually agreed upon expenses. In the event that Trust or FundVantage Trust terminates the Reorganization Agreement, Bank of Hawaii shall not be obligated to bear or reimburse any costs.

          The Reorganization Agreement contains a number of representations and warranties made by the Pacific Capital Trust to FundVantage Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations made by FundVantage Trust to the Pacific Capital Trust. The Reorganization Agreement contains a number of conditions precedent that must occur before either the Pacific Capital Trust or FundVantage Trust are obligated to proceed with the Reorganizations. These include, among others, (1) shareholder approval, as described in the section “Shareholder and Board Approvals,” (2) the Pacific Capital Trust receives from FundVantage Trust’s legal counsel and FundVantage Trust receives from Pacific Capital Trust’s legal counsel, certain opinions supporting the representations and warranties made by each party regarding the legal status and compliance with the laws and regulations (including an opinion from FundVantage Trust’s counsel that the Acquiring Fund Shares issued in the Reorganization will be validly issued, fully paid and non-assessable), (3) both the Pacific Capital Trust and FundVantage Trust receive from FundVantage Trust’s legal counsel the tax opinion discussed below under “Federal Income Tax Consequences,” and (4) the receipt of certain certificates from the Pacific Capital Trust and FundVantage Trust officers concerning the continuing accuracy of representations and warranties in the Reorganization Agreement.
          The Reorganization Agreement may be terminated prior to the Closing Date by: (1) the mutual agreement of the Pacific Capital Trust and FundVantage Trust; (2) Pacific Capital Trust following a material breach by FundVantage Trust of any representation, warranty, covenant or agreement in the Reorganization Agreement to be performed by an Acquiring Fund or FundVantage Trust at or prior to the Closing Date, provided that FundVantage Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (3) FundVantage Trust following a material breach by the Pacific Capital Trust of any representation, warranty, covenant or agreement in the Reorganization Agreement to be performed by an Acquired Fund or the Pacific Capital Trust at or prior to the Closing Date, provided that the Pacific Capital Trust shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; (4) the Pacific Capital Trust, if a condition precedent to its obligations under the Reorganization Agreement has not been met and it reasonably appears it will not or cannot be met; (5) FundVantage Trust, if a condition precedent to its obligations under the Reorganization Agreement has not been met and it reasonably appears it will not or cannot be met; (6) the Pacific Capital Trust or FundVantage Trust, if any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting the Reorganization Agreement or the consummation of any of the transactions contemplated in the Reorganization Agreement and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the terminating party has used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or (7) the Pacific Capital Trust or FundVantage Trust, if the transactions contemplated by the Reorganization Agreement have not been substantially completed by July 31, 2010, unless a later date is agreed to by all of the parties to the Reorganization Agreement.
Description of the Securities to be Issued
          Shareholders of the Acquired Funds as of the Closing Date will receive full and/or fractional Acquiring Fund Shares in accordance with the procedures provided for in the Reorganization Agreement, as described above. The Acquiring Fund Shares to be issued in connection with each Reorganization will be fully paid and non-assessable when issued and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. The rights of shareholders of the Pacific Capital Trust and FundVantage Trust are comparable. For more information see “Additional Information about the Acquiring Funds and Acquired Funds — Comparative Information on Shareholder Rights.”
Dividends and Other Distributions
          For each of the Acquiring Funds and each of the Acquired Funds, distributions from net investment income are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Acquiring Funds and Acquired Funds will be distributed annually.

Federal Income Tax Consequences
          The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization, including any investment in the shares, that are applicable to you as an Acquired Fund shareholder. It is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganizations. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.
          Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of each Reorganization, each of the Acquired Funds and the Acquiring Funds will receive an opinion from the law firm of Pepper Hamilton LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and assumptions with respect to the Reorganization, for federal income tax purposes, upon consummation of the Reorganization:
               (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the identified liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 of the Reorganization Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.
               (b) Under Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities, as defined in the Reorganization Agreement, of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 of the Reorganization Agreement.
               (c) Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the identified liabilities, as defined in the Reorganization Agreement, of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 of the Reorganization Agreement.
               (d) Under Code Section 362(b), the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.
               (e) Under Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.
               (f) Under Code Section 354, no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.

               (g) Under Code Section 358, the aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.
               (h) Under Code Section 1223(1), an Acquired Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange.
               (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.
          Pepper Hamilton LLP will express no opinion as to (1) any federal income tax consequences of the Reorganization except as expressly set forth above, (2) any tax consequences of any other transaction except those consummated in accordance with the Reorganization Agreement, (3) the tax consequences with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, if the Reorganization is treated as a Section 368(a)(1)(C) transaction, (4) the tax consequences with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, if the Reorganization is treated as a Section 368(a)(1)(C) transaction, and (5) any foreign, state or local tax consequences of the Reorganization.
          No private ruling will be sought from the IRS with respect to the federal income tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund’s shares and the fair market value of the shares of the corresponding Acquiring Fund it received. In addition, the Acquired Fund would recognize gain on the transfer of its assets in exchange for the corresponding Acquiring Fund’s shares equal to the difference between such Acquired Fund’s assets and the fair market value of the corresponding Acquiring Fund’s shares received.
          Upon filing its first federal tax return, each Acquiring Funds intends to elect to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Acquired Funds and their shareholders.
          Prior to the Reorganization, each of the Acquired Funds will declare a distribution to their respective shareholders, which together with all previous distributions, will have the effect of distributing to their respective shareholders all of such Acquired Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gain, if any, through the Reorganization. Such distributions will represent ordinary income or, to the extent each Acquired Fund’s net long-term capital gains exceed its capital loss carryforwards, capital gain distributions to its shareholders. Even if reinvested in additional shares of the distributed Acquired Fund, which would be exchanged for shares of the corresponding Acquiring Fund in the Reorganization, such distributions will be taxable at the rates applicable to ordinary income and capital gain distributions, respectively.
          If portfolio assets of either of the Acquired Funds are sold prior to the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the applicable Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the applicable Acquired Fund’s shareholders as capital gains (to the extent of net realized long-term capital gain) and/or ordinary dividends (to the extent of net realized short-term capital gain) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

          The following table shows the capital loss carryforwards for the Securities Fund and the Short Intermediate Fund at July 31, 2009 and the post-October losses the Securities Fund and the Short Intermediate Fund have elected to defer to August 1, 2009.

		Post-October losses
		the Securities Fund
		and the Short
		Intermediate Fund
	Capital Loss	have elected to
	Carryforwards at	defer to August 1,
Fund	July 31, 2009	2009
Securities Fund	$625,102 expires in 2017	$1,495,804

Short Intermediate Fund	$14,258 expires in 2013	$82,600
	$18,908 expires in 2014
	$657,223 expires in 2015
	$49,093 expires in 2016
	$15,122 expires in 2017
          U.S. federal income tax law permits a regulated investment company to carry forward net capital losses for a period of up to eight taxable years. The Reorganizations may cause the tax years of each of the Acquired Funds to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In certain instances, under Section 384 of the Code, each of the Acquiring Funds will be prohibited from using the corresponding Acquired Fund’s loss carryforwards and unrealized losses against the unrealized gains of the corresponding Acquiring Fund at the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization. The ability of each of the Acquiring Funds to absorb the corresponding Acquired Fund’s losses in the future depends upon a variety of factors that cannot be known in advance.
          You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances including the applicability and effect of possible changes in any applicable tax laws.
Capitalization
          The following table shows the capitalization of the Securities Fund and the FundVantage Securities Fund as of February 28, 2010, and the capitalization of the FundVantage Securities Fund on a pro-forma basis as of that date after giving effect to the Reorganization. The following are examples of the number of Class Y Shares of the FundVantage Securities Fund that would be exchanged for the shares of the Securities Fund if the Reorganization shown had been consummated on February 28, 2010, and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization depicted occurs. Amounts in the tables are in thousands, except for net asset value per share. The FundVantage Securities Fund is a newly organized fund with no assets and liabilities and will commence operations upon completion of the Reorganization.

				FundVantage	Pro Forma	Combined Fund Pro
	Securities Fund*			Securities Fund**	Adjustments	Forma
	A Shares	B Shares	Y Shares	Y Shares	Y Shares	Y Shares
Net Asset Value	$6,208,059	$41,522	$245,938,058	$252,187,639		$252,187,369
Shares Outstanding	615,695	4,117	24,291,169	24,910,981	(2.264)	24,908,717
Net Asset Value Per Share	$10.08	$10.09	$10.12	$10.12		$10.12

*	The Securities Fund will be the accounting survivor for financial statement purposes.

**	The FundVantage Securities Fund is a newly-organized fund that has been created for purposes of the Reorganization and therefore no estimated capitalization is available.

          The following table shows the capitalization of the Short Intermediate Fund and the FundVantage Short Intermediate Fund as of February 28, 2010, and the capitalization of the FundVantage Short Intermediate Fund on a pro-forma basis as of that date after giving effect to the Reorganization. The following are examples of the number of Class Y Shares of the FundVantage Short Intermediate Fund that would be exchanged for the shares of the Short Intermediate Fund if the Reorganization shown had been consummated on February 28, 2010, and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization depicted occurs. Amounts in the tables are in thousands, except for net asset value per share. The FundVantage Short Intermediate Fund is a newly organized fund with no assets and liabilities and will commence operations upon completion of the Reorganization.

			FundVantage	Pro Forma	Combined Fund Pro
	Short Intermediate Fund*		Short Intermediate Fund**	Adjustments	Forma
	A Shares	Y Shares	Y Shares	Y Shares	Y Shares
Net Asset Value	$1,756,822	$69,741,984	$71,498,806		$71,498,806
Shares Outstanding	170,403	6,727,307	6,897,710	(989)	6,896,721
Net Asset Value Per Share	$10.31	$10.37	$10.37		$10.37

*	The Short Intermediate Fund will be the accounting survivor for financial statement purposes.

**	The FundVantage Short Intermediate Fund is a newly-organized fund that has been created for purposes of the Reorganization and therefore no estimated capitalization is available.
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND ACQUIRED FUNDS
Investment Limitations
          The investment limitations of each Acquiring Fund are substantially similar to the investment limitations of each Acquired Fund. Each Acquiring Fund and each Acquired Fund have adopted fundamental and non-fundamental investment limitations. A fundamental investment limitation cannot be changed without shareholder approval while the Board of Trustees can change a non-fundamental investment limitation without shareholder approval. Thus, the Reorganization will result in a change in the right of shareholders to vote to approve changes to certain investment limitations. The following table compares the fundamental and non-fundamental investment limitations of the Acquiring Funds and the Acquired Funds.

	Acquiring Funds	Acquired Funds
Borrowing and Issuing Senior Securities	Fundamental Investment Limitation: The Funds will not issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.	Fundamental Investment Limitation: The Funds will not borrow money or issue senior securities as defined in the 1940 Act, except (a) with regard to senior securities, as permitted pursuant to an order and/or a rule issued by the SEC, and (b) that each Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists).

	Acquiring Funds	Acquired Funds
Non-fundamental Investment Limitation: Each Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists).

Underwriting Securities of Other Issuers	Fundamental Investment Limitation: The Funds will not underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security.	Fundamental Investment Limitation: The Funds will not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting.

Concentration	Fundamental Investment Limitation: The Funds will not invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies. For purposes of this limitation states, municipalities and their political subdivisions are not considered to be part of any industry.

	Non-fundamental Investment Limitation: A governmental issuer (including a foreign government or agency or instrumentality thereof) shall be	Fundamental Investment Limitation: The Funds will not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would be 25% or more of the current value of such Fund’s total assets, provided that there is no limitation with respect to investments in (a) U.S. Government obligations and repurchase agreements secured by such obligations and (b) municipal obligations (for purposes of this limitation, municipal obligations do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user).

	Acquiring Funds	Acquired Funds
	deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.	Non-fundamental Investment Limitation: To the extent required by the SEC or its staff, each Fund will, for purposes of its fundamental investment restrictions relating to concentration, treat securities issued or guaranteed by the government of any one foreign country (including governmental agencies and instrumentalities thereof) as the obligations of a single issuer.

Purchasing or Selling Real Estate	Fundamental Investment Limitation: The Funds will not purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts.	Fundamental Investment Limitation: The Funds will not purchase or sell real estate or real estate limited partnerships (other than obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

Purchasing or Selling Commodities	Fundamental Investment Limitation: The Funds will not purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	Fundamental Investment Limitation: The Funds will not purchase commodities or commodity contracts, except that each Fund may enter into futures contracts and may write call options and purchase call and put options on futures contracts in accordance with its investment objective and policies.

	Acquiring Funds	Acquired Funds
Making Loans	Fundamental Investment Limitation: The Funds will not make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.	Fundamental Investment Limitation: The Funds will not lend money or portfolio securities, except that each of the Funds may enter into repurchase agreements and lend portfolio securities to certain brokers, dealers and financial institutions aggregating up to 30% of the current value of the lending Fund’s total assets.

Non-fundamental Investment Limitation: Each Fund may enter into repurchase agreements and lend portfolio securities to certain brokers, dealers and financial institutions aggregating up to 30% of the current value of the lending Fund’s total assets.

Oil, gas or mineral	Non-fundamental Investment Limitation: The Funds will not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.	Fundamental Investment Limitation: The Funds will not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

Purchases on Margin	Non-fundamental Investment Limitation: The Funds will not purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	Fundamental Investment Limitation: The Funds will not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures).

Short Sales	Non-fundamental Investment Limitation: The Funds will not engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	Fundamental Investment Limitation: The Funds will not make short sales of securities.

	Acquiring Funds	Acquired Funds
Exercise of Control	Non-fundamental Investment Limitation: The Funds will not make investments for the purpose of exercising control or management. Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.	Fundamental Investment Limitation: The Funds will not make investments for the purpose of exercising control or management. Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

Purchase Securities of Unseasoned Issuers	Non-fundamental Investment Limitation: Neither Fund will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if as a result thereof the value of the Fund’s investment in such classes of securities would exceed 15% of the Fund’s total assets.	Same

Investments in Warrants	Non-fundamental Investment Limitation: Neither Fund will invest more than 10% of its net assets in warrants.	Same

Illiquid Securities	Non-fundamental Investment Limitation: Neither Fund will invest more than 15% of the current value of its net assets in repurchase agreements having maturities of more than seven days and other illiquid securities. For purposes of this restriction, illiquid securities do not include securities which may be resold under Rule 144A under the Securities Act of 1933, as amended that the Board or its delegate determines to be liquid based upon the trading markets for such securities.	Same

Put and Call Options	Non-fundamental Investment Limitation: Neither Fund will purchase put and call options or write covered put and call options on securities unless (a) it may invest directly in such securities, (b) such options are traded on registered domestic securities exchanges or result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System, and (c) the total assets subject to such options does not exceed 5% of the Fund’s net assets.	Same

Comparative Information on Shareholder Rights
          Both FundVantage Trust and the Pacific Capital Trust are open-end management investment companies. FundVantage Trust was established under the laws of the State of Delaware. The Pacific Capital Trust was established under the laws of the Commonwealth of Massachusetts. The rights of shareholders of FundVantage Trust and the Pacific Capital Trust are defined by the respective Funds’ Declaration of Trust and Bylaws. The chart below describes some of the differences between your rights as a shareholder of FundVantage Trust and your rights as a shareholder of the Pacific Capital Trust.

	FundVantage Trust	Pacific Capital Trust
Preemptive Rights	None	None

Preferences	None	None

Appraisal Rights	None	None

Conversion Rights	None	None

Exchange Rights (other than the right to exchange for shares of other funds of FundVantage Trust or the Pacific Capital Trust, as provided in the Funds’ prospectuses)	None	None

Annual Meetings	Not required	Not required

Right to Call Shareholder Meetings	Meetings of shareholders may be called at any time by a majority of the Trustees. The Trustees shall call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of the holders of not less than ten percent (10%) of the outstanding Shares.	Meetings of shareholders shall be called by Trustees whenever required by law or upon the written request of the holders of at least ten percent (10%) of the outstanding shares entitled to vote.

Notice of Meetings	Written notice of any meeting of shareholders shall be given by delivering personally or mailing such notice at least seven (7) days before such meeting, postage prepaid, stating the time and place of the meeting.	Notice of all meetings of shareholders, stating the time and place of the meeting, shall be given by the Trustees by mail to each shareholder entitled to vote thereat, at his or her address as recorded on the register of the Pacific Capital Trust mailed at least ten (10) days and not more than ninety (90) days before the meeting.

Record Date of Meetings	For the purpose of determining the shareholders who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may fix a time, which shall be not more than one hundred twenty (120) days before the date of any meeting of shareholders.	For the purpose of determining the shareholders who are entitled to notice of and to vote at any meeting, the Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days, as the Trustee may determine; or without closing the transfer books, or the Trustees may fix a date not more than ninety (90) days prior to the date of any meeting of shareholders.

	FundVantage Trust	Pacific Capital Trust
Vote Required for Election of Trustees	Subject to the requirements of Section 16(a) of the 1940 Act, the Board of Trustees of FundVantage Trust by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees and remove Trustees with or without cause.

	A plurality vote of shareholders shall be necessary to elect Trustees.	The Trustees shall be elected by a majority shareholder vote. Subject to applicable requirements of the 1940 Act, the Trustees may elect their own successors and may appoint Trustees to fill vacancies with a written instrument signed by a majority of the remaining Trustees.

Adjournment of Meetings	Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.	Any adjourned meeting may be held as adjourned without further notice to shareholders.

Removal of Trustees by Shareholders	Any Trustee may be removed at any meeting of shareholders by a vote of the majority of the outstanding Shares of FundVantage Trust.

	A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (a) by the Trustees upon their own vote, or (b) upon the demand of shareholders owning ten percent (10%) or more of the shares of the Trust in the aggregate.	The Trustees may adopt by-laws not inconsistent with the Declaration of Trust or any provision of law to provide for removal of Trustees by shareholders at such time or times as the Trustees shall determine to be necessary, advisable or required by law.

The Trustees have adopted no such by-laws.

Personal Liability of Officers and Trustees	No Trustee or officer shall be liable to FundVantage Trust or any shareholder, Trustee, officer, employee, or agent of FundVantage Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of Trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties involved in the conduct of his or her office.	No Trustee or officer shall be subject to any personal liability whatsoever to any person, other than the Pacific Capital Trust or an applicable series or class thereof or its shareholders, in connection with Trust property or the property of any series or class thereof or the affairs of the Pacific Capital Trust or any series or class thereof, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to such person.

	FundVantage Trust	Pacific Capital Trust
Personal Liability of Shareholders	No shareholder will be held personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to FundVantage Trust or any Portfolio. Shareholders have the same limitation of personal liability as is extended to Shareholders of private corporations for profit organized under the general corporation law of the State of Delaware.	No shareholder will be held personally liable to any person in connection with Trust property, including the property of any series or class of the Pacific Capital Trust, or the acts, obligations or affairs of the Pacific Capital Trust or any series or class thereof. If any shareholder is made a party to any suit or proceeding to enforce any such liability, the Pacific Capital Trust will indemnify and hold each shareholder harmless and shall reimburse such shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability and, upon request, shall assume the defense of any such claim, provided that any expenses incurred by the Pacific Capital Trust in connection with any such indemnification, reimbursement or assumption shall be paid solely out of the funds and property of the series or class of the Pacific Capital Trust.

Under Massachusetts law, shareholders of a Fund could, under certain circumstances, be held personally liable for the obligations of the Pacific Capital Trust. However, the Pacific Capital Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of a Fund’s property for any losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

	FundVantage Trust	Pacific Capital Trust
Rights of Inspection	There is no corresponding provision in FundVantage Trust’s Declaration of Trust.	The records of the Pacific Capital Trust shall be open to inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

Number of Authorized Shares; Par Value	Unlimited number of shares of beneficial interest with par value of $.01 per share.	Unlimited number of shares of beneficial interest, without par value.
The Investment Adviser and Advisory Fee Information
          The Acquired Funds are managed on a day-to-day basis by the Adviser. The Adviser will serve as the investment adviser to the Acquiring Funds following the Reorganization. As of                     , 2010, the Adviser had approximately $___ in assets under management.
          The following table shows the contractual investment advisory fee ratios after any fee waivers for the Acquired Funds and the Acquiring Funds. The fees for the Acquired Funds are based on actual expenses for the fiscal year ended July 31, 2009. The fees for the Acquiring Funds represent the pro forma annualized advisory fees before and after waivers based upon fee arrangements that will be in place upon consummation of the Reorganization.

	FundVantage			FundVantage Short
Securities Fund’s	Securities Fund’s			Intermediate Fund’s
Advisory Fees	Advisory Fees	Short Intermediate		Advisory Fees
Before/After	Before/After	Fund’s Advisory Fees		Before/After
Waivers	Waivers	Before/After Waivers		Waivers
$1,451,672 before waivers	$504,375 before waivers	$268,854	before waivers	$142,998 before waivers
$1,088,741 after waivers	$0 after waivers	$215,079	after waivers	$0 after waivers
0.60% before waivers	0.20% before waivers	0.50	% before waivers	0.20% before waivers
0.45% after waivers	0.00% after waivers	0.40	% after waivers	0.00% after waivers
Other Service Providers
          FundVantage Trust and the Pacific Capital Trust have different service providers. Upon completion of the Reorganization, FundVantage Trust will continue to engage its existing service providers. In all cases, the types of services provided to FundVantage Trust and Pacific Capital Trust under the service arrangements are substantially similar.

	FundVantage Trust	Pacific Capital Trust
Principal Underwriter	PFPC Distributors, Inc.	Foreside Distribution Services L.P.

Administrator	PNC Global Investment Servicing (U.S.) Inc.	Bank of Hawaii

Sub-Administrator	N/A	Citi Fund Services Ohio, Inc. (“Citi”)

Transfer Agent	PNC Global Investment Servicing (U.S.) Inc.	Citi

Custodian	PFPC Trust Company	Bank of New York Mellon

Independent Registered Public Accounting Firm		KPMG LLP

Administration Arrangements
          FundVantage Trust. Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, PNC Global Investment Servicing (U.S.) Inc. performs certain administrative services for FundVantage Trust including, among other things, assisting in the preparation of the annual post-effective amendments to FundVantage Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining FundVantage Trust’s corporate calendar, maintaining FundVantage Trust contract files and providing executive and administrative services to support the Independent Trustees. PNC Global Investment Servicing also performs certain administrative and accounting services for FundVantage Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of FundVantage Trust. In addition, PNC Global Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over FundVantage Trust. The accounting services performed by PNC Global Investment Servicing include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds. PNC Global Investment Servicing and the Underwriter are indirect wholly-owned subsidiaries of PNC Financial Services.
          Pacific Capital Trust. BOH serves as the Pacific Capital Trust’s administrator pursuant to an Administration Agreement between the Pacific Capital Trust and BOH dated July 1, 2006, as amended (the “Administration Agreement”). The Administration Agreement provides that BOH is responsible for performing certain administrative services and functions for the Pacific Capital Trust as detailed in the agreement. BOH is required to furnish, at its own expense, the executive, supervisory and clerical personnel, and the office space, equipment and facilities necessary to perform its obligations under the Administration Agreement.
          Citi serves as the sub-administrator pursuant to a Sub-Administration Agreement among the Pacific Capital Trust, BOH and Citi, dated July 1, 2006, as amended (the “Sub-Administration Agreement”), Citi furnishes the Pacific Capital Trust with certain administrative services as detailed in the Sub-Administration Agreement.
Shareholder Transactions and Services
          This section compares the shareholder transactions and services of the Acquiring Funds and the Acquired Funds. The following is qualified in its entirety by the more detailed information in the Acquired Fund Prospectuses, which are incorporated by reference into this Proxy Statement/Prospectus, and “Appendix B — Shareholder Information for the Acquiring Funds.” Unless otherwise indicated, terms used herein and not otherwise defined have the same meanings as are given to them in such prospectuses.
Acquiring Funds
          FundVantage Trust will offer Class Y shares of each Acquiring Fund. Class Y shares are sold without any sales charges or Rule 12b-1 fees. There is no minimum initial investment in Class Y shares of the Funds. Class Y shares will be available to any institution (including Bank of Hawaii and its affiliated and correspondent banks) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution. Class Y shares will not be available for purchase by individual investors, either directly or through brokerage accounts.
Acquired Funds
          The Pacific Capital Trust currently offers Class A shares and Class Y shares of each Acquired Fund. The offering of Class B shares has been suspended since June 1, 2003. Class A shares and Class B shares are for individuals, corporate investors and retirement plans. Class Y shares are available to any institution (including Bank of Hawaii and its affiliated and correspondent banks) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution. Class Y shares may not be purchased by individual investors, either directly or through brokerage accounts.

Types of Charges	Class A	Class B	Class Y
Sales Charges	Front-end sales charge (at the time of your purchase); reduced sales charges are available.	No front-end sales charge. You may incur a contingent deferred sales charge up to 5.00% on shares redeemed within six years after purchase; shares automatically convert to Class A shares after 8 years.	None

Distribution and Service (12b-1) Fees	Subject to distribution and service fees of up to 0.40% of the average daily net assets of an Acquired Fund’s Class A Shares, 0.25% of which may be used for servicing shareholders.	Subject to annual distribution and service fees of up to 1.00% of the average daily net assets of an Acquired Fund’s Class B Shares.	None

Fund Expenses	Higher annual expenses than Class Y shares and lower annual expenses than Class B shares.	Higher annual expenses than Class A shares and Class Y shares.	Lower annual expenses than Class A shares and Class B shares.
Purchases, Redemptions and Exchanges of Shares
Purchase Policies.
          The following chart compares existing purchase policies of the Acquiring Funds and the Acquired Funds:

		Acquired Funds	Acquired Funds	Acquiring Funds
Account Type	Minimum	Class A and Class B	Class Y	Class Y
Regular Accounts	Initial Investment	$1,000	None	None
	Additional Investments	$50	Not Applicable	Not Applicable
Individual Retirement Accounts	Initial Investment	$250	None	None
	Additional Investments	$50	Not Applicable	Not Applicable
Automatic Investment Plan	Initial Investment	$100	None	None
	Additional Investments	$50	Not Applicable	Not Applicable
Redemption Procedures.
          The following chart compares existing redemption procedures of the Acquiring Funds and the Acquired Funds.

	Acquiring Funds		Acquired Funds
	Class Y	Class A	Class B	Class Y
Request made through an Authorized Broker-Dealer or Other Financial Institution or Adviser	Yes	Yes	Yes	Yes

Request Made by Mail	Yes	Yes	Yes	Yes

Request made by Telephone	Yes	Yes	Yes	Yes

Proceeds paid by Wire	Yes	Yes	Yes	Yes

Proceeds paid by Check	Yes	Yes	Yes	Yes

Check Writing Privileges	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Involuntary Redemptions	Not Applicable	If your balance drops below $250 (60 days’ written notice)	If your balance drops below $250 (60 days’ written notice)	Not Applicable
Pricing of Shares for the Acquiring Funds and Acquired Funds
          The price per share (offering price) will be the net asset value per share next determined after the Acquiring Funds or the Acquired Funds receive your purchase order.
          For processing purchase and redemption orders, the net asset value per share of each of the Acquiring Funds and Acquired Funds is calculated each business day at the close of regular trading hours on the NYSE (typically, 4:00 p.m. Eastern time). The net asset value per share of each of the Acquiring Funds and the Acquired Funds is determined on any day that the New York Stock Exchange (“Exchange”) is open.
MATERIALS INCORPORATED BY REFERENCE
          Information about the Acquired Funds is included in the Pacific Capital Funds Prospectus (Class A shares, Class B shares and Class C Shares), dated November 27, 2009, as amended or supplemented from time to time, and Pacific Capital Funds Prospectus (Class Y shares), dated November 27, 2009, as amended or supplemented from time to time (“Acquired Fund Prospectuses”), which are incorporated herein by reference. A copy of the Statement of Additional Information relating to the Reorganization is available upon request and without charge by calling [insert phone number].
          You can copy and review information about the Acquired Funds and the Acquiring Funds at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Acquired Funds and the Acquiring Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Copies of such filings may be available at the following SEC regional offices after paying a prescribed rate: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates.
VOTING INFORMATION
General Information
          The Trustees of the Pacific Capital Trust are furnishing this Proxy Statement/Prospectus in connection with the solicitation of proxies for the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Pacific Capital Trust and FundVantage Trust may also solicit proxies by telephone or otherwise. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement/Prospectus, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by BOH. Shareholders may vote: (1) by mail, by marking, signing, dating and returning the enclosed Proxy Card(s) in the enclosed postage-paid envelope, (2) by touch-tone voting, or (3) by on-line voting.
          Only shareholders of record at the close of business on [March 26, 2010] will be entitled to vote at the Special Meeting. Each Share is entitled to one vote, and fractional Shares are entitled to fractional votes, without regard to Class. The votes of the shareholders of Acquiring Funds are not being solicited since their approval or consent is not necessary for each Reorganization to take place.
Shareholder and Board Approvals
          The Reorganization Agreement is being submitted for approval by the Acquired Funds’ shareholders at the Special Meeting pursuant to the Pacific Capital Trust’s Declaration of Trust and By-Laws, and was unanimously approved by the Trustees of the Pacific Capital Trust at a meeting held on February 18, 2010. Approval of each Reorganization Agreement requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of each of the Acquired Funds, voting separately. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement/Prospectus, means the affirmative vote of the lesser of (i) 67% of the voting securities of each of the Acquired Funds present at a meeting if more than 50% of the outstanding voting securities of each of the Acquired Funds is present in person or by proxy or (ii) more than 50% of the outstanding voting securities of each of the Acquired Funds.
          Neither Reorganization will take place unless both Reorganizations are approved by shareholders of the Acquired Funds. If the shareholders of both of the Acquired Funds do not approve the Reorganizations, or the Reorganizations do not occur for any other reason, the Board of Trustees of Pacific Capital Trust will consider other possible courses of action for the Acquired Funds, including resolicitation of proxies or liquidation of the Acquired Funds.

Quorum and Adjournment
          The presence in person or by proxy of more than 50% of the Shares of an Acquired Fund outstanding on the Record Date (without regard to Class) entitled to vote at the Special Meeting will constitute a quorum for that Acquired Fund. If a quorum of an Acquired Fund is not present, sufficient votes are not received by the date of the Special Meeting from shareholders of the Acquired Fund, or the holders of Shares of an Acquired Fund present in person or by proxy determine to adjourn the Special Meeting of the Acquired Fund for any other reason, a person named as proxy may propose one or more adjournments of the Special Meeting of the Acquired Fund from time to time to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment of those Shares of an Acquired Fund which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal with respect to the Acquired Fund. Abstentions and broker non-votes will be counted as Shares present but not voting. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and the proposal. Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.
          In addition to voting in person at the Special Meeting, shareholders also may sign and mail the proxy card received with this Proxy Statement/Prospectus. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy with respect to a proposal, but the proxy is properly executed, it will be voted FOR the proposal. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Pacific Capital Trust at the address set forth on the cover of this Proxy Statement/Prospectus or by voting in person at the Special Meeting. However, attendance in person at the Special Meeting, by itself, will not revoke a previously tendered proxy.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
          Holders of record of the shares of the Securities Fund and the Short Intermediate Fund on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote at the Special Meeting.
          As of the record date, the Securities Fund and the Short Intermediate Fund had [                 ] and [                 ] shares, respectively, issued and outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Securities Fund and the Short Intermediate Fund:

Percentage Ownership of
		Percentage	Total	Combined Portfolio after
		Ownership	Number of	the
Fund	Name and Address	of Fund	Shares	Reorganization[1]
Securities Fund

Short Intermediate Fund

[1]	On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as the record date.
          As of the Record Date, the FundVantage Securities Fund and the FundVantage Short Intermediate Fund have not yet commenced operations and have no outstanding shares. As of the Record Date, each Trustee’s individual shareholdings of the Securities Fund and Short Intermediate Fund constituted less than 1% of the outstanding shares of the Securities Fund and the Short Intermediate Fund,

and as a group, the Trustees and officers of the Pacific Capital Trust own less than 1% of the shares of the Securities Fund and the Short Intermediate Fund.
OTHER INFORMATION
Shareholder Proposals
          The Pacific Capital Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Pacific Capital Trust is not required to, and does not, have annual meetings. Shareholders wishing to submit a proposal for inclusion in a proxy statement for a subsequent shareholders meeting should send their written proposal to the Secretary of the Pacific Capital Trust at the address set forth on the cover of this proxy statement.
Other Business
          The Adviser and the Pacific Capital Trust know of no business to be presented to the Special Meeting other than the matters set forth in this Proxy Statement/Prospectus.
Experts
          The audited financial statements for the Acquired Funds, appearing in the Pacific Capital Funds Annual Report, dated July 31, 2009, have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their report therein and incorporated by reference into the Statement of Additional Information relating to this Proxy Statement/Prospectus. Such financial statements are incorporated therein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
Legal Matters
          The validity of the shares offered hereby will be passed upon for the Acquiring Funds by Pepper Hamilton LLP.
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS
Payments to Broker-Dealers and Other Financial Intermediaries
          If you purchase the Acquiring Funds through a broker-dealer or other financial intermediary (such as a bank, including Bank of Hawaii and its affiliates), the Acquiring Funds and their related companies may pay the financial intermediary for the sale of Acquiring Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Acquiring Funds over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
More Information about the Acquiring Funds’ Investment Strategies and Risks
          Investment Strategies. Each Acquiring Fund’s investment objective is non-fundamental, and may be changed by FundVantage Trust’s Board of Trustees without shareholder approval. The investments and strategies discussed above are those that the Adviser will use under normal market conditions.
          The Acquiring Funds may borrow to the extent permitted by the 1940 Act. At times, an Acquiring Fund may be required to segregate or earmark certain assets determined to be liquid by the investment adviser (generally, short-term investment grade fixed income securities) to cover borrowings or its obligations under certain investments such as reverse repurchase agreements.

          Subject to the approval of the Board of Trustees and an Acquiring Fund’s shareholders, the Adviser may, from time to time, engage one or more sub-advisers to assist in the management of an Acquiring Fund (or a portion thereof).
          In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, an Acquiring Fund may temporarily hold up to 100% of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The Adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, an Acquiring Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that the Acquiring Fund will achieve its investment objective.
          The Acquiring Funds also may use other strategies and engage in other investment practices, which are described in the Statement of Additional Information.
          Risks. As with all mutual funds, investing in the Acquiring Funds involves certain risks. There is no guarantee that the Acquiring Funds will meet their investment objective. You can lose money by investing in the Acquiring Funds if you sell your shares at a value below your original cost. It also is possible that an investment in the Acquiring Funds, even if profitable, could underperform other investments. The following is a list of certain principal risks that may apply to your investment in an Acquiring Fund. Further information about investment risks is available in the Statement of Additional Information:
•	Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as the payment of interest or principal on a debt security).

•	Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by an Acquiring Fund will vary with changes in interest rates.

•	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

•	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best performing securities or investment techniques, and the Acquiring Fund’s performance may lag behind that of similar funds.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of an Acquiring Fund may therefore be more dependent on the analytical abilities of the Adviser than that of an equity fund or taxable bond fund. The secondary market for municipal securities also tends to be less well developed or liquid than many other securities markets, which may adversely affect an Acquiring Fund’s ability to sell its bonds at attractive prices or at prices approximating those at which an Acquiring Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress, state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, an Acquiring Fund could experience delays in collecting principal and interest and an Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, an Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase an Acquiring Fund’s operating expenses. Any income derived from an Acquiring Fund’s ownership or management of such assets may not be tax-exempt. Although the municipal bonds acquired by an Acquiring Fund will generally be the subject of an opinion of counsel to the effect that interest on the bonds is excludable from gross income for federal income tax purposes, there can be no assurance that the IRS will in all cases agree. Any determination that interest on a municipal bond is not excludable from gross income will likely have an adverse affect on the value of the bond. The value of municipal bonds may also be affected by changes in the tax laws including the modification of the rules relating to the exemption from gross income on municipal securities and changes in tax rates generally, which could affect the value of the tax exemption even if the exemption is not itself modified.

The Acquiring Funds invest significantly in municipal obligations of issuers located in Hawaii. The values of shares of the Acquiring Funds therefore will be affected by economic and political developments in Hawaii.

•	Non-Diversification Risk: Each Acquiring Fund is “non-diversified” and, therefore, may invest a greater percentage of its assets in the securities of a single issuer than a mutual fund that is classified as “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence, and the credit or other risks associated with a single or small number of issuers, than a diversified mutual fund might be.

•	Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Other Investment Company Risk: An Acquiring Fund may invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC) other investment companies managed by the Adviser. To the extent that an Acquiring Fund makes such investments, the Acquiring Fund’s ability to achieve its investment objective will depend on the ability of the funds in which it invests to achieve their own investment objectives. In addition, as a shareholder of another investment company, an Acquiring Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Accordingly, in addition to bearing their proportionate share of the Acquiring Fund’s expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of any other investment companies in which the Acquiring Fund invests.

•	Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

•	U.S. Government Agencies Securities Risk: Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, while others, such as securities issued by the Federal Farm Credit Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Federal Home Loan Bank, are supported only by the issuer’s right to borrow from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, or by the issuer’s own credit. However, the Acquiring Funds will invest in the securities of such issuers only when the Adviser believes that the credit risk is minimal.

•	Valuation Risk: The risk that an Acquiring Fund has valued certain of its securities at a higher price than it can sell them.
Investment Adviser
          The Adviser is a registered investment adviser located at 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813. The Adviser, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Acquiring Fund in accordance with its investment objective, policies and limitations. For its services as investment adviser, the Adviser is entitled to receive an annual advisory fee of 0.20% of the average daily net assets of each Acquiring Fund, but has agreed to waive its fee for the Acquiring Funds.
          A discussion of the basis for the Board of Trustees’ approval of the investment management contract between the Adviser and FundVantage, on behalf of the Acquiring Funds will be available in the Acquiring Funds’ annual report to shareholders for the fiscal year ended [insert date].
Portfolio Managers
          Stephen K. Rodgers, CFA, is responsible for the day-to-day management of the Funds. Mr. Rodgers, Senior Vice President, Chief Investment Officer and head of the Fixed Income Department, has been with Bank of Hawaii for fifteen years.
          Janet Katakura is responsible for the day-to-day management of the Funds. Ms. Katakura, Vice President and Senior Portfolio Manager, has been with Bank of Hawaii for twenty-six years.
          Denis Massey is responsible for the day-to-day management of the Funds. Mr. Massey, Assistant Vice President and Portfolio Manager, has been with Bank of Hawaii for ___ years.
          The Acquiring Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Acquiring Funds.
Pricing of Shares
          The price of each Acquiring Fund’s shares is based on its net asset value (“NAV”). Each Acquiring Fund values its assets, based on current market values when such values are available. The NAV per share of an Acquiring Fund is calculated as follows:

Value of Assets Attributable to the Shares
NAV	=	-	Value of Liabilities Attributable to the Shares

Number of Outstanding Shares
          Each Acquiring Fund’s NAV per share is calculated once daily at the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.
          Each Acquiring Fund’s fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).
          Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by FundVantage Trust’s Valuation Committee. FundVantage Trust’s policy is intended to result in a calculation of an Acquiring Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Acquiring Fund’s procedures may not accurately reflect the price that the Acquiring Fund could obtain for a security if it were to dispose of that security as of the time of pricing.
          Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of an Acquiring Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of an Acquiring Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.
Market Timing and Frequent Trading Policy
          The Acquiring Funds discourage frequent purchases and redemptions, and the FundVantage Trust’s Board of Trustees has adopted policies and procedures consistent with such position. The Acquiring Funds are not designed to accommodate market timing or short-term trading. “Market Timing” generally refers to frequent or excessive trades into or out of a mutual fund in an effort to anticipate changes in market prices of such Acquiring Fund’s investment portfolio. Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of an Acquiring Fund. These expenses are borne by all Acquiring Fund shareholders, including long-term investors who do not generate such costs. Each Acquiring Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons an Acquiring Fund or the Underwriter believes are engaging in similar trading activity.
          Market timing and other abusive trading practices may result in the Acquiring Funds engaging in activities to a greater extent than they otherwise would, such as maintaining higher cash balances and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade an Acquiring Fund’s shares when the net asset value of an Acquiring Fund does not reflect the value of the underlying portfolio securities.
          To minimize harm to each Acquiring Fund and its shareholders from abusive trading practices, FundVantage Trust reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons FundVantage Trust or the Adviser believes are engaging in similar trading activity that, in the judgment of FundVantage Trust or the Adviser, may be disruptive to an Acquiring Fund. The Acquiring Funds will not be liable for any loss resulting from rejected purchase orders.
          The Chief Compliance Officer of FundVantage Trust (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Acquiring Funds in order to assess the likelihood that the Acquiring Funds may be the target of market timing or other abusive trading practices. The Acquiring Funds may modify their procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. FundVantage Trust will apply its procedures and criteria in a manner that, in FundVantage Trust’s judgment, will be uniform.
          There is no guarantee that FundVantage Trust or its agents will be able to detect market timing or abusive trading activity or the shareholders that have engaged in such activity, or, if it is detected, to prevent its recurrence.
          In order for a financial intermediary to purchase shares of an Acquiring Fund for an “omnibus” account, in nominee name or on behalf of another person, FundVantage Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide FundVantage Trust access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Acquiring Fund Shares for an “omnibus” account, in nominee name or on behalf of another person. If a financial intermediary fails to enforce FundVantage Trust’s policies with respect to market timing and other abusive trading activity, FundVantage Trust may take other actions, including terminating its relationship with such financial intermediary.
Distributions
          Distributions from net investment income are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Funds will be distributed annually. Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. You may elect to receive the distributions in cash by calling the transfer agent. Shares become entitled to receive distributions on the day after the shares are issued.
Taxes
          General. Each Acquiring Fund intends to qualify annually to be treated as a regulated investment company under the Code. As such, an Acquiring Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. If for any taxable year an Acquiring Fund fails to qualify as a regulated investment company: (1) such Acquiring Fund will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35%; and (2) distributions to its shareholders from earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders.
          Distributions. Each Acquiring Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Acquiring Fund holds its assets). The dividends and distributions you receive may be subject to federal, foreign, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of an Acquiring Fund or choose to receive cash. You will be notified within 60 days after the end of each year regarding the federal tax status of distributions made by the Acquiring Funds to you.
          Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Acquiring Fund Shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2011 and designated by an Acquiring Fund as “qualified dividend income” are eligible for the long-term capital gain rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Acquiring Fund Shares.
          Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Acquiring Fund Shares. The maximum individual tax rate on net long-term capital gains is 15% (on capital gains distributed to non-corporate shareholders before January 1, 2011).
          Special Tax Considerations for Tax-Exempt Securities. The Acquiring Funds are expected to elect to treat a portion of the dividends and interest they receive from investments in municipal securities as “exempt interest dividends,” which are generally excludable from gross income for federal income tax purposes. The amount that an Acquiring Fund may elect to treat as exempt interest dividends is, in general terms, limited to the amount of tax-exempt interest it earns on municipal securities less interest and certain other expenses. Exempt interest dividends may be taken into account in computing social security and railroad retirement benefits. Because each Acquiring Fund will likely earn taxable income from its other securities investments, only a portion of the dividends paid by the Acquiring Funds will be exempt interest dividends. If a shareholder receives an exempt interest dividend, holds its shares for six months or less, and sells its shares at a loss, the loss will be disallowed for federal income tax purposes to the extent of the exempt interest dividend.
          Sale or Exchange of Shares. It is a taxable event for you if you sell shares of an Acquiring Fund or exchange shares of an Acquiring Fund for shares of another fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally will be capital gain, assuming you hold the shares of an Acquiring Fund as a capital asset, which capital gain will be long-term or short-term depending on how long you have held the shares of such Fund.
          Backup Withholding. An Acquiring Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.
          State and Local Income Taxes. You are urged and advised to consult your tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.
          Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in an Acquiring Fund. This Proxy Statement/Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder an Acquiring Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in an Acquiring Fund.
          This section is only a summary of some important income tax considerations that may affect your investment in an Acquiring Fund. More information regarding those considerations appears in the Acquiring Funds’ SAI. You are urged and advised to consult your tax adviser regarding the effects of an investment on your tax situation.
Financial Highlights
          The Acquired Funds will be the Accounting Survivor and financial highlights of the Acquired Funds are included in the Annual Report which is incorporated herein by reference.

SHAREHOLDER INQUIRIES
          Shareholder inquiries may be addressed to the Pacific Capital Trust or to FundVantage by writing to the address(es) or by calling the phone number(s) on the cover page of this Proxy Statement/Prospectus.
          Shareholders who do not expect to be present at the Special Meeting are requested to mark, sign and date the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States. Shareholders also may vote on-line or by telephone.
          The Pacific Capital Trust will furnish, without charge, copies of the Acquired Funds’ Annual Report to any shareholder upon request by calling [1-800-258-9232], by writing to the Pacific Capital Trust at Pacific Capital Funds, P.O. Box 182130, Columbus, Ohio 43218-2130 or on the Pacific Capital Trust’s website at www.pacificcapitalfunds.com.

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
          THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [___] day of [___], 2010, by and among FUNDVANTAGE TRUST, a Delaware statutory trust, with its principal place of business at 301 Bellevue Parkway, Wilmington, DE 19809 (“FundVantage”), with respect to Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund (each an “Acquiring Fund”), each a series of FundVantage, PACIFIC CAPITAL FUNDS, a Massachusetts business trust, with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219 (“Pacific Capital”), with respect to Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund, each a series of Pacific Capital (each an “Acquired Fund” and, collectively with the Acquiring Funds, the “Funds”), and, for purposes of Sections 9.2, 9.3 and 15 only, Bank of Hawaii, a Hawaii banking corporation (“BOH”). The capitalized terms used herein shall have the meaning ascribed to them in this Agreement.
          This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation of each Acquired Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization of each Acquired Fund (each a “Reorganization”) shall consist of (i) the transfer of all of the assets of the Acquired Fund in exchange for Class Y shares of beneficial interest (the “Acquiring Fund Shares”), each Acquiring Fund Share with a par value $.01 per share, of the corresponding Acquiring Fund; and the assumption by the corresponding Acquiring Fund of the identified liabilities (as hereinafter defined) of the Acquired Fund; and (ii) the distribution, promptly after the closing date provided in Section 3.1 (the “Closing Date”), of such Acquiring Fund Shares pro rata to the Class A, Class B and Class Y shareholders of the Acquired Fund, and the termination and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
          WHEREAS, each Acquired Fund and each Acquiring Fund is a separate series of an open-end, registered investment company of the management type.
          WHEREAS, for purposes of this Agreement the Tax-Free Securities Fund series of FundVantage shall be the corresponding Acquiring Fund of the Tax-Free Securities Fund series of Pacific Capital, and the Tax-Free Short Intermediate Securities Fund series of FundVantage shall be the corresponding Acquiring Fund of the Tax-Free Short Intermediate Securities Fund series of Pacific Capital.
          WHEREAS, the Board of Trustees of FundVantage has determined that the exchange of all of the assets of each Acquired Fund for the Acquiring Fund Shares and the assumption of the identified liabilities of the Acquired Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders shall not be diluted as a result of the transactions contemplated herein; and
          WHEREAS, the Board of Trustees of Pacific Capital has determined that each such exchange is in the best interests of the Acquired Fund and of each class of shareholders of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders shall not be diluted as a result of the transactions contemplated herein;
          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND
          1.1. Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:
               (a) Each Acquired Fund shall sell, assign, convey, transfer and deliver to the corresponding Acquiring Fund, and the corresponding Acquiring Fund shall acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.
               (b) In consideration therefor, the Acquiring Fund shall, on the Closing Date:
                    (i) issue and deliver to the Acquired Fund the number of Acquiring Fund Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund, less the amount of the liabilities of the Acquired Fund, computed in the manner and as of the time and date set forth in Section 2.2, by (B) the net asset value of one Acquiring Fund Share as determined in the manner set forth in Section 2.3; and
                    (ii) assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date (as defined in Section 2.4), in accordance with accounting principles generally accepted in the United States of America consistently applied, from the prior audited period (the “identified liabilities”). Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).
               (c) The transactions described in subsections (a) and (b) above shall take place at the closing provided for in Section 3 (the “Closing”). Upon consummation of such transactions, the Acquired Fund in complete liquidation shall distribute to its respective shareholders of record as of the Closing Date the Acquiring Fund Shares received by it.
                    (i) Each Acquired Fund shareholder shall be entitled to receive that number of Acquiring Fund Shares equal to the total of (1) the net asset value of aggregate shares of an Acquired Fund (the “Acquired Fund Shares”) held by such shareholder as of the Valuation Date divided by the value of such Acquired Fund’s net assets determined as set forth in Section 2.2, multiplied by (2) the total number of Acquiring Fund Shares determined pursuant to Section 1.1(b)(i).
          1.2. The property and assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall include, without limitation, all cash, securities, commodities and futures interests, dividends and interest receivable, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date and shown as assets on the books of the Acquired Fund on the Closing Date.
          1.3. As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund shall liquidate and distribute to its shareholders of record the Acquiring Fund Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution shall be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders of record as of the Valuation Date (as defined below) and representing the respective number of the Acquiring Fund Shares due to such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares.

          1.4. With respect to the Acquiring Fund Shares distributable pursuant to Section 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date (as defined below), the Acquiring Fund shall not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of FundVantage (or for shares of certain other funds for which exchange is typically offered, as described in the Acquiring Fund Prospectus), effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.
          1.5. As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.
          1.6. Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the reorganization of an Acquired Fund shall be those of the Acquired Fund or the corresponding Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of Pacific Capital or FundVantage or any other series thereof, and, for clarity, under no circumstances shall any other series of Pacific Capital or FundVantage have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.
2. VALUATION
          2.1. On the Closing Date, the Acquiring Fund shall deliver to each Acquired Fund a number of Acquiring Fund Shares (including fractional shares, if any) determined as provided in Section 1.
          2.2. The value of each Acquired Fund’s net assets shall be computed as of the Valuation Date (as defined below) using the valuation procedures for the Acquiring Fund set forth in FundVantage’s Agreement and Declaration of Trust and Bylaws and the Acquiring Fund’s then current prospectus or prospectuses and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”).
          2.3. The net asset value of an Acquiring Fund Share of an Acquiring Fund shall be the net asset value per Class Y share of the Acquired Fund computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in FundVantage’s Agreement and Declaration of Trust and the Acquiring Fund Prospectus.
          2.4. The Valuation Date shall be 4:00 p.m. Eastern time, and after the declaration of any dividends by the Acquired Fund, on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).
          2.5. Each Acquiring Fund shall issue the Acquiring Fund Shares to the corresponding Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Acquired Fund Shares received by it hereunder to its Class A shareholders, Class B Shareholders and Class Y shareholders as contemplated by Section 1.1, by redelivering such share deposit receipt to FundVantage’s transfer agent which shall as soon as practicable set up open accounts for Acquired Fund shareholders in accordance with written instructions furnished by the Acquired Fund. Immediately after the close of business on the Valuation Date, the share transfer books of the Acquired Fund shall be closed and no further transfers of Acquired Fund Shares shall be made.
          2.6. Each Acquired Fund shall pay or cause to be paid to the corresponding Acquiring Fund any interest, cash or such dividends, rights and other payments received by the Acquired Fund on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by the Acquired Fund on or after the Closing Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be separately included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.
          2.7. All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in FundVantage’s Agreement and Declaration of Trust and the Acquiring Fund Prospectus.
3. CLOSING AND CLOSING DATE
          3.1. The Closing Date shall be May [___], 2010, or on such other date as the parties may agree. The Closing shall be held at the offices of Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, at 9:00 a.m. Eastern Time or at such other time and/or place as the parties may agree.
          3.2. The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to PFPC Trust Company, as custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, which portfolio securities shall be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “PFPC Trust Company, custodian for [___] Fund.”
          3.3. If on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the Valuation Date, the Valuation Date shall be postponed to a date mutual agreeable to Pacific Capital and FundVantage.
          3.4. At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by the President, any Vice President, the Secretary or any Assistant Secretary of Pacific Capital on behalf of the Acquired Fund. The Acquiring Fund shall provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund shall provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.
          3.5. At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.
4. REPRESENTATIONS AND WARRANTIES
          4.1. Representations and Warranties of Pacific Capital, on behalf of the Acquired Funds.
          Pacific Capital, on behalf of each Acquired Fund, represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:
               (a) Pacific Capital is a Massachusetts business trust duly formed, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Pacific Capital is qualified as a foreign entity in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on Pacific Capital or the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.
               (b) Pacific Capital is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of Pacific Capital and the 1940 Act.
               (c) The Acquired Fund is not in violation in any material respect of any provisions of Pacific Capital’s Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.
               (d) The Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder, and do not include any untrue statement of a material fact or omit to state any material fact relating to Pacific Capital or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
               (e) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.
               (f) No material litigation, administrative or other proceeding or investigation is presently pending or, to the knowledge of Pacific Capital and the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person who the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceeding or investigation. Neither Pacific Capital nor the Acquired Fund knows of any facts which might form the basis for the institution of such proceedings, and neither Pacific Capital nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.
               (g) The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values)

of the Acquired Fund at, as of and for the fiscal year ended July 31, 2009, audited by KPMG LLP, independent registered public accounting firm to the Acquired Fund, and, if available, the statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments at, as of and for the six months ended January 31, 2010, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition, assets and liabilities and results of operations of the Acquired Fund at and as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States of America consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since January 31, 2010. Prior to the Closing Date, the Acquired Fund shall quantify and reflect on its statements of assets and liabilities all of its material known liabilities and shall advise the Acquiring Fund of all material known liabilities, contingent or otherwise, incurred by it subsequent to July 29, 2009 or January 31, 2010, as the case may be, whether or not incurred in the ordinary course of business.
               (h) Since [___], 2010, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness, other than in the ordinary course of business. For purposes of this subparagraph (h), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of liabilities of the Acquired Fund, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.
               (i) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and are or were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable (whether or not shown on any tax return) shall have been timely paid in full. The Acquired Fund is not liable for taxes of any person other than itself and is not a party to or otherwise bound by any tax sharing, allocation, assumption or indemnification agreement or arrangement. All of the Acquired Fund’s tax liabilities shall have been adequately provided for on its books. The Acquired Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised, and no dispute, audit, investigation, proceeding or claim concerning any tax liabilities of the Acquired Fund has been raised by the Internal Revenue Service or by any other governmental authority in writing, and to the Acquiring Fund’s knowledge, no such dispute, audit, investigation, proceeding or claim is pending, being conducted or claimed.
               (j) The Acquired Fund has met the requirements of subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Sections 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and shall continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for and is not now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has no other tax liability (foreign, state, local), except as accrued on the Acquired Fund’s books. The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.
               (k) The Acquired Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code);
               (l) Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

               (m) The Acquired Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made.
               (n) The Acquired Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.
               (o) Except as otherwise disclosed to the Acquiring Fund, the Acquired Fund has not previously been a party to a tax-free reorganization under the Code.
               (p) The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.
               (q) The authorized capital of Pacific Capital consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of Pacific Capital may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund are divided into Class A shares, Class B shares (with respect to the Tax-Free Securities Fund only) and Class Y shares, each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding, other than (i) privileges for the reinvestment of dividends and capital gains dividends of the Acquired Fund, and (ii) exchange privileges for shares of other series of Pacific Capital into shares of the Acquired Fund.
               (r) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund.
               (s) The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of Pacific Capital and by all other necessary trust action on the part of Pacific Capital and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
               (t) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).
               (u) The information relating to Pacific Capital and the Acquired Fund furnished by Pacific Capital and the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and does and will comply in all material respects with federal securities laws and regulations thereunder applicable thereto.

               (v) As of the date of this Agreement, Pacific Capital and the Acquired Fund have provided the Acquiring Fund with information relating to Pacific Capital and the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of FundVantage (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to Pacific Capital or the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
               (w) There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.
               (x) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).
               (y) As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any current or future restrictions upon the transfer thereof, except such restrictions on future transfer as might arise under the 1933 Act. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the audited schedule of its portfolio investments as of July 31, 2009, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after July 31, 2009, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.
               (z) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.
               (aa) To the best of Pacific Capital’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.
          4.2. Representations and Warranties of FundVantage, on behalf of the Acquiring Funds.
          FundVantage, on behalf of each Acquiring Fund, represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:
               (a) FundVantage is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. FundVantage is qualified as a foreign entity in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on FundVantage or the Acquiring Fund. The Acquiring Fund will prior to the Closing Date have all necessary federal, state and local authorizations to carry on its business as now being conducted.
          (b) FundVantage is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Agreement and Declaration of Trust of FundVantage and the 1940 Act.
          (c) The Acquiring Fund is not in violation in any material respect of any provisions of FundVantage’s Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.
          (d) As of the date of the mailing of the Prospectus/Proxy Statement and as of the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to FundVantage or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (e) No material litigation, administrative or other proceeding or investigation is presently pending or, to the knowledge of FundVantage and the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person who the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceeding or investigation. Neither FundVantage nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings, and neither FundVantage nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.
          (f) Other than any assets and liabilities of the Acquiring Fund relating to the investment by the initial shareholder of the Acquiring Fund, which investment will not exceed $10.00, the Acquiring Fund has no assets or known liabilities, contingent or otherwise.
          (g) The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, shall not have carried on any business activity (other than such activities as are customary to the organization of a new series prior to its commencement of investment operations). It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund shall elect to be a “regulated investment company” and until such time shall take all steps reasonably necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.
          (h) The authorized capital of FundVantage consists of an unlimited number of shares of beneficial interest, par value $.01 per share, of such number of different series as the Board of Trustees of FundVantage may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class. As of the Closing Date, the outstanding shares of beneficial interest of the Acquiring Fund will consist solely of Class Y shares having the characteristics described in the Acquiring Fund Prospectus effective at such time. Except as set forth in this Agreement, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

               (i) The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of FundVantage and by all other necessary trust action on the part of FundVantage and the Acquiring Fund, and constitute the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
               (j) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class Y shares of beneficial interest in the Acquiring Fund, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth in this Agreement, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.
               (k) The information furnished by FundVantage and the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and does and will comply in all material respects with federal securities laws and regulations thereunder applicable thereto.
               (l) As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to FundVantage and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
               (m) There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.
               (n) As of both the Valuation Date and the Closing Date, the Acquiring Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquiring Fund Shares and to receive the assets and liabilities of the Acquired Fund to be transferred to the Acquired Fund pursuant to this Agreement. At the Closing Date, the Acquired Fund will acquire the Acquiring Fund Shares subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquiring Fund, and without any restrictions upon the transfer thereof.
               (o) The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.
               (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws.
               (q) To the best of FundVantage’s and the Acquiring Fund’s knowledge, all of the issued and outstanding shares of the Acquiring Fund will have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom).
               (r) FundVantage has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act applicable to the Acquiring Fund.

               (s) FundVantage has no current intention to terminate any of its existing relationships with PNC Global Investment Servicing and affiliates thereof.
5. COVENANTS OF THE PARTIES.
          5.1. Each Acquired Fund and each Acquiring Fund shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to an Acquired Fund, such ordinary course of business shall include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and distributions, and with respect to the Acquiring Fund, such ordinary course of business shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations.
          5.2. Pacific Capital shall call a meeting of the Acquired Fund shareholders of each Acquired Fund as soon as practicable after the date of the effectiveness of the Registration Statement to be held prior to the Closing Date for the purpose of considering the sale of all of such Acquired Fund’s assets to and the assumption of all of its identified liabilities by the corresponding Acquiring Fund as herein provided, adopting this Agreement and authorizing the liquidation of the Acquired Fund, and taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.
          5.3. In connection with the Acquired Fund shareholders’ meeting referred to in Section 5.2, FundVantage, with the assistance of Pacific Capital, shall prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which FundVantage shall file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.
          5.4. Each of Pacific Capital, the Acquired Funds, FundVantage and the Acquiring Funds shall cooperate with the others, and each shall furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, Pacific Capital and the Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares.
          5.5. Subject to the provisions of this Agreement, Pacific Capital, FundVantage, the Acquired Funds and the Acquiring Funds shall each take, or cause to be taken, all action, and do or cause to be done, all things, reasonably necessary, proper or advisable to cause the conditions to the other parties’ obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.
          5.6. As promptly as practicable, but in any case within sixty days after the Closing Date, Pacific Capital or each Acquired Fund shall furnish the corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that shall be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which shall be reviewed by KPMG LLP and certified by Pacific Capital’s President and Treasurer.
          5.7. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.
          5.8. Pacific Capital and each Acquired Fund agree that the liquidation and termination of the Acquired Fund shall be effected in the manner provided in Pacific Capital’s Declaration of Trust and Bylaws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

          5.9. It is the intention of the parties that the transaction contemplated by this Agreement with respect to each Acquired Fund and its corresponding Acquiring Fund will qualify as reorganizations within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.
          5.10. Pacific Capital and each Acquired Fund agree to fully cooperate with the corresponding Acquiring Fund in connection with the preparation and filing of any tax returns for the Acquired Fund and/or the Acquiring Fund for (i) tax periods ending prior to the Closing Date for which the return is not yet due as of the Closing Date and (ii) tax periods including the Closing Date. Pacific Capital and the Acquired Fund shall provide such cooperation, which shall include providing reasonable access to their records, at the request of the Acquiring Fund and without any additional consideration therefor.
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.
          The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by Pacific Capital and the corresponding Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:
          6.1. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on the Acquired Fund’s behalf by Pacific Capital’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Pacific Capital and the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Pacific Capital and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.
          6.2. The Acquired Fund shall have furnished to the Acquiring Fund a copy of the tax books and records of the Acquired Fund necessary for purposes of preparing any tax returns required by law to be filed by the Acquiring Fund after the Closing Date, as well as a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund’s behalf by Pacific Capital’s President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since [___], 2010.
          6.3. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall not include any assets which the Acquiring Fund, by reason of limitations contained in FundVantage’s Agreement and Declaration of Trust or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Closing Date, may not properly acquire.
          6.4. All actions and proceedings taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.
          6.5. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of Pacific Capital, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

          6.6. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.
          6.7. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund’s transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.
          6.8. All of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions determined by the Acquiring Fund or its counsel to be necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, as determined by the Acquiring Fund or its counsel, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.
          6.9. The Acquiring Fund shall have received a favorable opinion of Bingham McCutchen LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, to the following effect:
               (a) Pacific Capital has been formed and is validly existing as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust” under the laws of the Commonwealth of Massachusetts and has power as a voluntary association to own all of its properties and assets and to carry on its business as an open-end registered investment company as described in the Acquired Fund Prospectus, and the Acquired Fund is a separate series thereof duly constituted in accordance with the Declaration of Trust and Bylaws of Pacific Capital.
               (b) This Agreement has been duly authorized, executed and delivered by Pacific Capital, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by FundVantage, on behalf of the corresponding Acquiring Fund, is a valid and binding obligation of the Acquired Fund enforceable against Pacific Capital and the Acquired Fund in accordance with its terms, subject to such counsel’s standard exceptions.
               (c) The Acquired Fund has the power as a series of a business trust to sell, assign, transfer and deliver the assets and liabilities to be transferred by it hereunder.
               (d) The execution and delivery of this Agreement by Pacific Capital on behalf of the Acquired Fund did not, and the performance by Pacific Capital and the Acquired Fund of their obligations hereunder will not, violate Pacific Capital’s Declaration of Trust or Bylaws, or any provision of any agreement described in or filed with the Acquired Fund Prospectus or the Acquired Fund’s registration statement on Form N-1A to which Pacific Capital or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any judgment or decree to which Pacific Capital or the Acquired Fund is a party or by which it or its property is bound.
               (e) To the knowledge of such counsel, no consent, approval, authorization or order of any Massachusetts or federal court or governmental authority is required for the consummation by Pacific Capital or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained.
               (f) Pacific Capital is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.
               (g) In addition, such counsel shall confirm whether, as of the Closing Date, it is representing Pacific Capital or the Acquired Fund in any pending litigation in which Pacific Capital or the Acquired Fund is a named defendant.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.
          The obligations of each Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by FundVantage and the corresponding Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:
          7.1. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on the Acquiring Fund’s behalf by FundVantage’s President or any Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of FundVantage and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that FundVantage and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.
          7.2. FundVantage, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund shall assume all of the identified liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement.
          7.3. All actions and proceedings taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.
          7.4. The transactions provided for herein with respect to the other Acquired Fund and its corresponding Acquiring Fund will be completed simultaneously with those of such Acquired Fund and its corresponding Acquiring Fund.
          7.5. The Acquired Fund shall have received a favorable opinion of Pepper Hamilton LLP, counsel to FundVantage for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Pepper Hamilton LLP appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, substantially to the following effect:
               (a) FundVantage is a statutory trust duly formed, validly existing and in good standing in conformity with the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as an open-end registered investment company as described in the Acquired Fund Prospectus, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the Declaration of Trust and the Bylaws of FundVantage.

               (b) This Agreement has been duly authorized, executed and delivered by FundVantage, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by Pacific Capital, on behalf of the corresponding Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against FundVantage and the Acquiring Fund in accordance with its terms, subject to such counsel’s standard exceptions.
               (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder.
               (d) Assuming that a consideration thereof not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the corresponding Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery shall be validly issued and outstanding and fully paid and nonassessable Class Y shares of beneficial interest in the Acquiring Fund.
               (e) The execution and delivery of this Agreement by FundVantage on behalf of the Acquiring Fund did not, and the performance by FundVantage and the Acquiring Fund of their obligations hereunder will not, violate FundVantage’s Agreement and Declaration of Trust or Bylaws, or any provision of any agreement described in or filed with the Acquired Fund Prospectus or the Acquired Fund’s registration statement on Form N-1A to which FundVantage or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which FundVantage or the Acquiring Fund is a party or by which it or its property is bound.
               (f) To the knowledge of such counsel, no consent, approval, authorization or order of any Delaware or federal court or governmental authority is required for the consummation by FundVantage or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained.
               (g) FundVantage is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.
               (h) In addition, such counsel shall confirm whether, as of the Closing Date, it is representing FundVantage or the Acquired Fund in any pending litigation in which FundVantage or the Acquired Fund is a named defendant.
8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.
          The respective obligations of each Acquired Fund and its corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:
          8.1. This Agreement shall have been approved by the vote of a majority of the outstanding shares of both Acquired Funds in the manner required by Pacific Capital’s Declaration of Trust, Bylaws, the 1940 Act and other applicable law, and the parties shall have received reasonable evidence of each approval.
          8.2. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
          8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by Pacific Capital or FundVantage to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Acquiring Fund or either Acquired Fund.
          8.4. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
          8.5. The post-effective amendment to the registration statement of FundVantage on Form N-1A relating to shares of the Acquiring Funds shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.
          8.6. Each Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to such Acquired Fund’s shareholders all of such Acquired Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).
          8.7. Each Acquired Fund and the corresponding Acquiring Fund shall have received a favorable opinion of Pepper Hamilton LLP dated on the Closing Date (which opinion shall be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, for federal income tax purposes:
               (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the identified liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.
               (b) Under Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.
               (c) Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the identified liabilities of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.
               (d) Under Code Section 362(b), the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.
               (e) Under Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

               (f) Under Code Section 354, no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.
               (g) Under Code Section 358, the aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.
               (h) Under Code Section 1223(1), an Acquired Fund shareholder’s holding period for the Acquiring Fund Shares to be received will include the period during which Acquired Fund Shares exchanged therefor were held, provided that the shareholder held the Acquired Fund Shares as a capital asset on the date of the exchange.
               (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.
          Pepper Hamilton LLP will express no opinion as to (1) any federal income tax consequences of the Reorganization except as expressly set forth above, (2) any tax consequences of any other transaction except those consummated in accordance with this Agreement, (3) the tax consequences with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, if the Reorganization is treated as a Section 368(a)(1)(C) transaction, (4) the tax consequences with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, if the Reorganization is treated as a Section 368(a)(1)(C) transaction, and (5) any foreign, state or local tax consequences of the Reorganization.
          The opinion will be based on certain factual certifications made by officers of Pacific Capital and FundVantage and shall also be based on customary assumptions. The opinion will note certain published precedent. The parties acknowledge that the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above, and that there is no assurance that the Internal Revenue Service or a court would agree with the opinion.
          8.8. At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1 and 8.7) may be jointly waived by the Board of Trustees of Pacific Capital and the Board of Trustees of FundVantage with respect to an Acquired Fund and the corresponding Acquiring Fund, if, in the judgment of the Board of Trustees of Pacific Capital, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and, if, in the judgment of the Board of Trustees of FundVantage, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund.
9. BROKERAGE FEES; EXPENSES; UNIDENTIFIED LIABILITIES.
          9.1. Each of Pacific Capital, the Acquired Funds, FundVantage and the Acquiring Funds represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.
          9.2. BOH or one of its affiliates agrees to bear the costs of Pacific Capital, the Acquired Fund, and the Acquiring Fund for the following expenses incurred in connection with the Reorganization: (a) meeting fees for the Board of Trustees of Pacific Capital, (b) legal fees incurred in connection with the review of documents related to the Reorganization, (c) proxy preparation and solicitation fees in connection with a meeting of the Acquired Fund’s shareholders to consider approval of the Agreement and the transactions contemplated hereby, (d) audit fees and related year-end expenses, (e) conversion expenses, (f) reasonable due diligence costs, (g) reasonable costs associated with the transfer of books and records, (h) costs related to any expenses caps or limitations in place with respect to the

Acquired Fund, and (i) other mutually agreed upon expenses. In the event that Pacific Capital or FundVantage terminates this Agreement pursuant to Section 11, BOH shall not be obligated to bear or reimburse any costs pursuant to this Section 9.2 that are incurred after such termination.
10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
          10.1. This Agreement supersedes all previous correspondence and oral communications among the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.
          10.2. The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.3, 1.4, 1.5, 1.6, 5.6, 5.8, 5.9, 9, 10, 14, 15 and 16.
11. TERMINATION
          11.1. This Agreement may be terminated by the mutual agreement of Pacific Capital and FundVantage prior to the Closing Date.
          11.2. In addition, either Pacific Capital or FundVantage may at its option terminate this Agreement at or prior to the Closing Date because:
               (a) With respect to a termination by Pacific Capital, by reason of a material breach by FundVantage of any representation, warranty, covenant or agreement contained herein to be performed by an Acquiring Fund or FundVantage at or prior to the Closing Date, provided that FundVantage shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so; or with respect to a termination by FundVantage, by reason of a material breach by Pacific Capital of any representation, warranty, covenant or agreement herein to be performed by an Acquired Fund or Pacific Capital at or prior to the Closing Date, provided that Pacific Capital shall have been given a period of 10 business days from the date of the occurrence of such material breach to cure such breach and shall have failed to do so;
               (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or
               (c) If any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.
          11.3. If the transactions contemplated by this Agreement have not been substantially completed by July 31, 2010, this Agreement shall automatically terminate on that date unless a later date is agreed to by all of the parties to this Agreement.
          11.4. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages; provided, however, that if a party terminates this Agreement by reason of the willful default of the other party, all remedies at law or in equity of the party adversely affected shall survive.

          11.5. In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9.1, 9.2, 10.1, 11.4, 11.5, 13, 14, 15 and 16 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.
12. TRANSFER TAXES.
          Any transfer taxes payable upon issuance of the Acquiring Fund Shares shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
13. AMENDMENTS.
          This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of FundVantage and Pacific Capital; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 5.2, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.
14. NOTICES.
          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, express delivery or certified mail addressed to Pacific Capital or the Acquired Funds at 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813, Attn: President, or FundVantage or the Acquiring Funds at PNC-GIS, 301 Bellevue Parkway, Wilmington, DE 19809, Attn: Joel Weiss.
15. PUBLICITY/CONFIDENTIALITY
          15.1. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing (which writing may include e-mail), provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all reasonable commercial efforts to advise the other party prior to such issuance.
          15.2. Pacific Capital, FundVantage, and BOH (for purposes of this Section 15, the “Protected Persons”) shall hold, and shall cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) it if was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

          15.3. In the event of a termination of this Agreement, Pacific Capital, FundVantage and BOH agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.
16. MISCELLANEOUS.
          16.1. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
          16.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
          16.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.
          16.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
          16.5. All covenants, agreements, representations and warranties made in this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.
          16.6. A copy of Pacific Capital’s Declaration of Trust dated as of October 30, 1992, as amended, to which reference is hereby made is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. This Agreement was executed or made by or on behalf of Pacific Capital and the Acquired Funds by the Trustees or officers of Pacific Capital as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquired Funds individually but are binding only upon the assets and property of Pacific Capital or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.
          16.7. A copy of FundVantage’s Agreement and Declaration of Trust dated August 28, 2006 to which reference is hereby made is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law. This Agreement was executed or made by or on behalf of FundVantage and the Acquiring Fund by the Trustees or officers of FundVantage as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund individually but are binding only upon the assets and property of FundVantage or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

FUNDVANTAGE TRUST On behalf of its following series: Tax-Free Securities Fund Tax-Free Short Intermediate Securities Fund
By:
	Name:	[____]
	Title:	[____]

PACIFIC CAPITAL FUNDS On behalf of its following series: Tax-Free Securities Fund Tax-Free Short Intermediate Securities Fund
By:
	Name:	[____]
	Title:	[____]

For purposes of Sections 9.2, and 15 only: BANK OF HAWAII
By:
	Name:	[____]
	Title:	[____]

APPENDIX B
SHAREHOLDER INFORMATION FOR THE ACQUIRING FUNDS
Purchase of Shares
          Shares of the Acquiring Funds (the “Funds”) are offered on a continuous basis by PFPC Distributors, Inc. (the “Underwriter”) and are sold without any sales charges. There is no minimum initial investment in either Fund. The Funds do not charge any sales loads, deferred sales loads or other fees, such as 12b-1 fees, in connection with the purchase of shares. You may purchase shares as specified below.
          Class Y shares are available to any institution (including Bank of Hawaii and its affiliated and correspondent banks) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution. Class Y shares may not be purchased by individual investors, either directly or through brokerage accounts. If you purchase Class Y shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.
To Open an Account
By Mail
          Complete the application and mail it to PNC Global Investment Servicing at the address noted below, together with a check payable to the applicable Fund. Mail the application and your check to:

Regular Mail:	Overnight Mail:
[Fund Name]	[Fund Name]
FundVantage Trust	FundVantage Trust
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing
P.O. Box 9829	101 Sabin Street
Providence, RI 02940-8029	Pawtucket, RI 02860-1427
[insert phone number]
          The Funds will only accept checks drawn on U.S. currency on domestic banks. The Funds will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.
          The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of additional due diligence. Please contact the Funds at [insert phone number] for more information.
By Wire
          To make a same-day wire investment, call toll-free [insert phone number] before 4:00 p.m. Eastern time. An account number will be assigned to you. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share. Your bank may charge a wire fee. Please mail your completed application to PNC Global Investment Servicing at the address under “To Open An Account — By Mail.” Call your bank with instructions to transmit funds to:

PNC Bank, N.A.
Pittsburgh, PA
ABA No:
DDA No:
Credit:
FBO: Shareholder name and account number
To Add To An Account
By Mail
          Fill out an investment slip from a previous confirmation and write your account number on your check. Mail the slip and your check to:

Regular Mail:	Overnight Mail:
[Fund Name]	[Fund Name]
FundVantage Trust	FundVantage Trust
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing
P.O. Box 9829	101 Sabin Street
Providence, RI 02940-8029	Pawtucket, RI 02860-1427
[insert phone number]
By Wire
          Call toll-free [insert phone number]. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Call your bank with instructions under “To Open An Account — By Wire.” Your bank may charge a wire fee.
Automated Clearing House (ACH) Purchase
          Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the applicable Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.
          You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.
Purchase Price
          Class Y shares of the Funds are sold at the NAV next determined after receipt of the request in good order. “Good order” means that the purchase request is complete and includes all required information.
Financial Intermediaries
          You may purchase shares of a Fund through a financial intermediary who may charge additional fees and may require certain minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisors, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by a Fund when the financial intermediary accepts the order. Customer orders will be priced at a Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Consult your investment representative for specific information.
          It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.
          Networking and Sub-Transfer Agency Fees. A Fund may also directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by a Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to FundVantage Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.
          Additional Compensation to Financial Intermediaries. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of a Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this Proxy Statement/Prospectus. At least annually, the Adviser will report to FundVantage Trust’s Board of Trustees such information regarding these payments as is reasonably requested by the Board. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of a Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of a Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.
          The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of a Fund’s shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of a Fund’s shares over other classes of the Fund’s shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.
          Although a Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
          For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the Statement of Additional Information.
Rights Reserved by the Funds
The Funds reserve the right to:
•	reject any purchase order;

•	suspend the offering of shares; and

•	implement the initial and subsequent investment minimums.
Redemption of Shares
          You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Funds’ transfer agent, PNC Global Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary.
Redemption Policies
          Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of a Fund’s shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Funds will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. FundVantage Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.
To Redeem from your Account
By Mail
          To redeem your shares by mail:
•	Write a letter of instruction that includes: the name of the applicable Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•	Include all signatures and any additional documents that may be required.

•	Mail your request to:

Regular Mail:	Overnight Mail:
[Fund Name]	[Fund Name]
FundVantage Trust	FundVantage Trust
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing
P.O. Box 9829	101 Sabin Street
Providence, RI 02940-8029	Pawtucket, RI 02860-1427
[(___)-___-___]
•	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

•	The Funds may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•	The Funds require a medallion signature guarantee if the redemption exceeds [$50,000], the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.
By Telephone
          To redeem your shares by telephone, call toll-free [insert phone number]. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Funds and PNC Global Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PNC Global Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Funds or PNC Global Investment Servicing.
By Wire
          In the case of redemption proceeds that are wired to a bank, the Funds transmit the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Funds and PNC Global Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Funds reserve the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PNC Global Investment Servicing charges a fee (currently $10.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PNC Global Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.
Systematic Withdrawal Plan
          Once you have established an account with $[___] or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $[___]). Call toll-free [(___)-___-___] to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares
          If you wish to sell shares that were recently purchased by check, the Funds may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. Each Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and a Fund may require that a subsequent request be submitted.
Late Trading
          Late Trading is the practice of buying or selling fund shares at the closing price after a Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Funds have adopted trading policies designed to comply with requirements of the federal securities laws.
Exchange of Shares
          Class Y shares of the FundVantage Securities Fund may be exchanged for Class Y shares of the FundVantage PCTSI Securities Fund.
          Conversely, Class Y shares of the FundVantage Short Intermediate Fund may be exchanged for Class Y shares of the FundVantage Securities Fund.
          Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. An exchange will be treated as a sale for federal income tax purposes. See “Taxes” in the Proxy Statement/Prospectus for a discussion of the tax effect on an exchange of shares.
          Exchange transactions will be subject to requirements of the particular fund into which the exchange is made.
          To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification.
Transaction Policies
Timing of Purchase or Sale Requests
          All requests received in good order by PNC Global Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.
New York Stock Exchange Closings
          The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees
          If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through a Fund), the policies and fees may be different than those described here. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Funds. You will not be charged any additional fees by the Funds (other than those described in this Proxy Statement/Prospectus) if you purchase or redeem shares directly through the Funds.
Medallion Signature Guarantees
          The Funds may require additional documentation for the redemption of shares of the Funds held in corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $[___], the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When a Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Funds’ shareholder servicing group toll-free at [insert phone number] for further information on obtaining a proper signature guarantee.
Customer Identification Program
          Federal law requires the Funds to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Funds. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Funds reserve the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.
Other Documents
          Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Funds’ shareholder servicing group toll-free at [insert phone number].

Shareholder Services
Your Account
          If you have questions about your account, including purchases, redemptions and distributions, call the Funds’ shareholder servicing group from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time. Call toll-free at [(___) ___-___].
Account Statements
          Each Fund provides you with these helpful services and information about your account:
•	a confirmation statement after every transaction;

•	monthly account statements reflecting transactions made during the month;

•	an annual account statement reflecting all transactions for the year; and

•	tax information, within 60 days after the end of each year, a copy of which will also be filed with the IRS, if necessary.
          Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.
          Each Fund provides the above shareholder services without charge but may charge for special services such as requests for historical transcripts of accounts.
          Delivery of Shareholder Documents
     To reduce expenses, a Fund mails only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at [(___)                     -                    ] or, if your shares are held through a financial institution, please contact the financial institution directly. A Fund will begin sending you individual copies within 30 days after receiving your request.

STATEMENT OF ADDITIONAL INFORMATION
TAX-FREE SECURITIES FUND

Class A (PCTFX)	Class B (PCXBX)	Class Y (PTXFX)
TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

Class A (PCTSX)	Class Y (PTFSX)
Each a Series of
Pacific Capital Funds
3435 Stelzer Road
Columbus, Ohio 43219
[1-800-258-9232]
TAX-FREE SECURITIES FUND
Class Y
(Ticker Symbol)
TAX-FREE SHORT INTERMEDIATE SECURITIES FUND
Class Y
(Ticker Symbol)
Each a Series of
FundVantage Trust
301 Bellevue Parkway
Wilmington, Delaware 19809
[1-__- __-____]
[____], 2010
          This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the combined Proxy Statement/Prospectus dated [April     , 2010] (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund which is scheduled to be held on [May 16, 2010]. A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling [1-800-258-9232], [by writing to the Trust at Pacific Capital Funds, P.O. Box 182130, Columbus, Ohio 43218-2130 or on the Trust’s website at www.pacificcapitalfunds.com.] Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. Each Reorganization is expected to occur in accordance with the terms of the Reorganization Agreement.

GENERAL INFORMATION
          This SAI and the Proxy Statement/Prospectus are related to the proposed reorganization of the Tax-Free Securities Fund (“Securities Fund”), a series of Pacific Capital Funds (the “Pacific Capital Trust”), into the Tax-Free Securities Fund (“FundVantage Securities Fund”), a series of FundVantage Trust and the proposed reorganization of the Tax-Free Short Intermediate Securities Fund (“Short Intermediate Fund”), a series of the Pacific Capital Trust, into the Tax-Free Short Intermediate Securities Fund (“FundVantage Short Intermediate Fund”), a series of FundVantage Trust (collectively, the “Reorganization”).
INCORPORATION BY REFERENCE
          This Statement of Additional Information incorporates by reference the following documents:
(1)	Statement of Additional Information dated November 27, 2009 with respect to the Acquired Funds (previously filed on EDGAR, Accession No. 0000950123-09-066344).

(2)	The audited financial statements and related report of the independent registered public accounting firm included in the Acquired Funds’ Annual Report to Shareholders for the fiscal year ended July 31, 2009 with respect to the Acquired Funds (previously filed on EDGAR, Accession No. 0001193125-09-202499). No other parts of the Annual Report are incorporated herein by reference.
PRO FORMA FINANCIAL STATEMENTS
          Pro forma financial information has not been prepared for each Reorganization because each Acquired Fund is being reorganized into a newly organized series with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the corresponding Acquired Fund. Each Acquiring Fund will adopt the financial statements and financial history of the corresponding Acquired Fund upon the consummation of the Reorganization.

APPENDIX A
ADDITIONAL INFORMATION REGARDING THE ACQUIRING FUNDS
GENERAL INFORMATION
          The Trust was organized as a Delaware statutory trust on August 28, 2006. The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest and currently operates 15 separate series. This SAI only relates to the Funds. The Trust has established each Fund as a separate series of the Trust. Each Fund offers Class Y shares. Each Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
          The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund operated as the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund, respectively, series of Pacific Capital Funds (the “Predecessor Funds”). It is currently contemplated that before each Fund commences operations, substantially all of the assets of each Predecessor Fund will be transferred to its corresponding Fund in a tax-free reorganization (the “Reorganization”). If approved by shareholders of the Predecessor Funds, the Reorganization will occur on or about [June     , 2010]. As a result of the Reorganization, the performance and accounting history of each Predecessor Fund will be assumed by its corresponding Fund. Financial and performance information included herein is that of the Predecessor Funds.
INVESTMENT POLICIES
          The following discussion supplements the information contained in the Prospectus concerning the investment objective and policies of the Funds. In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the Prospectus or in this SAI. Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund’s investment objectives, policies and strategies. The investment limitations below are considered to be non-fundamental policies which may be changed at any time by a vote of the Fund’s Board of Trustees, unless designated as a “Fundamental” policy. In addition, any stated percentage limitations are measured at the time of the purchase of a security.
          The Funds normally invest at least 80% of their net assets in municipal obligations — debt securities that pay interest which, in the opinion of counsel to the issuer, is exempt from both federal income tax and the federal alternative minimum tax. These 80% policies are non-fundamental and may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
          BANK OBLIGATIONS. Bank and savings and loan obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, fixed time deposits and interest bearing demand accounts. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Interest bearing demand accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000 through December 31, 2013. The FDIC is an independent agency of the United States Government, and FDIC deposit insurance is backed by the full faith and credit of the United States Government.
          The Funds limit their bank investments to dollar-denominated obligations of U.S., Canadian, Asian, Australian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $11 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.
          Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
          BORROWING. Each Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.
          Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
          As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements (or economically similar transactions), that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Board of Trustees of the Trust (“Board” or “Trustees”), equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
          Each Fund may enter into reverse repurchase agreements and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ limitations on borrowings. The Funds have adopted non-fundamental limitations which restrict circumstances in which and the degree to which the Funds can engage in borrowing. See the section entitled “Investment Limitations,” below.

          COMMERCIAL PAPER. Each Fund may invest in commercial paper that is rated at the date of purchase in the highest rating category assigned by a nationally recognized statistical rating organization (“NRSRO”) or unrated if considered by the Adviser to be of comparable quality. Each Fund may invest in tax-exempt commercial paper that is rated at the date of purchase in one of the two highest rating categories by an NRSRO or not rated but is considered by the Adviser to be of comparable quality. See “Municipal Securities” below. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.
          CREDIT RATINGS. Credit ratings evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. Also, because credit rating agencies may fail to timely change credit ratings to reflect subsequent events, the Adviser must monitor the issuers of bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so that the Fund can meet redemption requests.
          To the extent the rating of a debt security by an NRSRO changes as a result of changes in such organization or its rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of the NRSROs currently used by the Funds are more fully described in Exhibit A to this SAI.
          DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, or government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times. Each of the Funds may invest in debt securities issued by domestic and foreign issuers. The Funds may only invest in U.S. dollar-denominated foreign debt securities. The debt securities in which the Funds will invest generally will be of investment grade (i.e., rated in the top four rating categories by an NRSRO, or, if unrated, determined to be of comparable quality by the Adviser.
          DERIVATIVE INSTRUMENTS. The Funds may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities and securities indexes, enter into interest rate and index futures contracts, and purchase and sell options on such futures contracts (“futures options”) for hedging or cash management purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that such instruments are consistent with the Fund’s investment objective. To the extent that a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 adopted by the Commodity Futures Trading Commission pursuant to the Commodity Exchange Act (“CEA”).
          The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.
          The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because the

Fund is required to maintain asset coverage, offsetting positions in connection with transactions in derivative instruments or the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If a Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
          Options on Securities and Indexes. A Fund may purchase put and call options and write covered put and call options on securities in which such Fund may invest, provided the value of the securities underlying such options do not exceed 5% of the Fund’s net assets in the aggregate and (1) are traded on registered domestic securities exchanges or (2) result from separate privately negotiated transactions in the OTC market with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System.
          An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)
          A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.
          If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
          A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.
          The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
          Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
          During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
          There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
          If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
          Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.
          Each Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

          An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, and it is expected that other futures contracts will be developed and traded in the future.
          A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
          Pursuant to a claim for exclusion from the definition of “commodity pool operator” filed by the Trust, on behalf of the Funds, with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”), none of the Funds is deemed to be a “commodity pool” or “commodity pool operator” under the CEA, and thus, are not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a “commodity pool operator” with respect to its service as Adviser to the Funds.
          Limitations on Use of Futures and Futures Options. A Fund may enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.
          When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing the daily NAV, each Fund will mark to market its open futures positions.
          A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.
          Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

          The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”
          When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.
          When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).
          With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.
          When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.
          When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
          To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on the NAV of any increase or decrease in the market value of a Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

          The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation of the Funds.”
          Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. Successful hedging depends upon the Adviser’s ability to predict movements of the securities markets, interest rates, and other factors, which requires different skills than predicting changes in the price of individual securities. Even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. As noted above, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it enters into a hedge that involves an obligation to a third party. If a Fund were unable to close out its position in such a hedge because of the lack of a liquid market or other factors, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a hedge position prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.
          Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
          Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
          Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Options Thereon. Options on securities and futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.
          Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments may limit or prevent the Fund from using such instruments as a part of its investment strategy and could ultimately prevent the Funds from being able to achieve their investment objectives. Recently, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. While none of this regulatory or legislative activity has a direct, immediate effect upon the Funds, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of the Funds to use these instruments as a part of their investment strategies. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.
          FOREIGN SECURITIES. The Funds may invest directly in securities of foreign governmental and private issuers that are denominated in and pay interest in U.S. dollars.
          There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.
          To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of a Fund’s investments in one country may offset potential gains from investments in another country.
          Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about domestic issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of a Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.
          Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.
          The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
          A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing Asian countries, and some of these countries have specifically authorized such funds. There also are investment opportunities in some of these countries in pooled vehicles that resemble open-end investment companies. Any investment by the Funds in these companies will be subject to certain percentage limitations of the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. This restriction on investments in securities of investment companies may limit opportunities for the Funds to invest indirectly in various developing Asian countries. Shares of some investment companies may at times be acquired only at market prices representing premiums to their net asset values. In certain countries, banks or other financial institutions may be among the leading companies to have actively traded securities. The 1940 Act and applicable SEC rules, staff interpretations and other guidance may restrict the Funds’ investments in some foreign banks and other financial institutions.
Other Matters
          Inflation accounting rules in some developing countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain companies in developing countries. Satisfactory custodial services for investment securities may not be available in some developing countries, which may result in the Funds incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Regional Risk Considerations
          In addition to the risk of investments in foreign securities and in emerging markets described above, investments in issuers of securities in particular regions may be subject to additional regional risks.
          Asia. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other significant trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these Asian countries.
          Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and a consequent resurgence of the historical risk in Latin America of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies.

Certain Latin American countries are among the world’s largest debtors to commercial banks and foreign governments. At times, some Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.
          Europe, Middle East and Africa (“EMEA Countries”). Investing in securities of issuers located in certain EMEA Countries may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries have expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that an investment in certain EMEA Countries would not also be expropriated, nationalized or otherwise confiscated. The securities markets of many EMEA Countries are relatively small, or non-existent, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. These markets may be subject to greater influence by adverse events generally affecting the market, and by investors trading significantly larger blocks of securities than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. Foreign investment in the securities markets of certain EMEA Countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in some securities and may increase the cost and expenses of an investment. As illustrations, certain EMEA Countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from some countries is controlled by regulations, including in some cases the need for certain advance governmental notification or authority. Investments in these countries could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation. Issuers of securities in most EMEA Countries are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of EMEA Countries differ from U.S. standards in important respects and less information is available to investors in securities of companies located in EMEA Counties than to investors in U.S. securities.
          FUNDING AGREEMENTS. Each of the Funds (may invest up to 5% of its net assets in Funding Agreements similar to Guaranteed Investment Contracts (“FAs”) issued by highly rated U.S. insurance companies. Pursuant to such contracts, the Funds make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the respective Fund on a monthly basis guaranteed interest which is based on an index. The FAs provide that this guaranteed interest will not be less than a certain minimum rate. Generally, FAs allow a purchaser to buy an annuity with the monies accumulated under the contract; however, the Funds will not purchase any such annuities. The insurance company may assess periodic charges against an FA for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. An FA is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an FA becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.
          The Funds will purchase FAs only from issuers which, at the time of purchase, are rated “A” or higher by A.M. Best Company, have assets of $1 billion or more, and meet quality and credit standards established by the Adviser.
          Generally, FAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market for FAs does not currently exist. Also, a Fund may not receive the principal amount of an FA from the insurance company on seven days’ notice or less. Therefore, FAs are considered to be illiquid investments and are subject to the Funds’ 15% limitation on investment in illiquid securities.
          HAWAII ISSUERS. The Funds invest significantly in obligations of issuers located in Hawaii, the marketability and market value of these obligations may be affected by the Hawaii economy, state debt obligations, and certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, and vote initiatives. [With respect to such matters:

               1. The Hawaii economy experienced a decline in 2009, as a result of weak overall economic conditions. These impacts were evidenced by lower visitor spending, rising unemployment, and lower home values.
               2. Total visitor arrivals by air were down 10.6% in 2008, and expenditures were down 11.4% in 2008. Visitor arrivals are expected to be flat to slightly lower in 2009, while expenditures are expected to decrease in 2009. Hotel occupancy was 65.5% in the 2nd quarter of 2009 vs. 71.3% in the 3rd quarter of 2008.
               3. Hawaii’s unemployment rose to 7.2 percent in September of 2009 on a seasonally-adjusted basis, up from about 2.8 percent two years ago. Unemployment is not expected to improve in the near term and could continue higher as the state and municipal entities continue to struggle to balance their budgets.
               4. Hawaii’s home values dropped approximately 4.5% in the 3rd quarter of 2009 vs. the 3rd quarter of 2008.]
          ILLIQUID SECURITIES. Neither Fund may knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s Adviser to the Board of Trustees. Repurchase agreements with a duration of seven days or more, time deposits that do not provide for payment to a Fund within seven days after notice, FAs and most commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) (other than variable amount master demand notes with maturities of nine months or less) are subject to this 15% limit. External market conditions may impact the liquidity of portfolio securities and may cause a Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in losses to such Fund.
          INFLATION-PROTECTED DEBT SECURITIES. The Funds may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
          Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
          Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
          INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses) shareholders will also indirectly bear similar expenses of any other investment companies or trusts in which the Fund invests. Each Fund will also limit its investments so that, as determined immediately after a securities purchase is made, the Fund together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total stock of any one closed-end company. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF has been granted an exemptive order by the SEC and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. Under normal market conditions, each of the Funds invests at least 80% of its net assets in municipal obligations. For purposes of this restriction, the Funds’ investments in other investment companies which invest exclusively in municipal securities are considered municipal obligations.
          Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.
          The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases a Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser believes it is in a Fund’s interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.
          There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETF may be dependent upon licenses to use the various indices as a basis for determining its composition and/or otherwise to use certain trade names. If these licenses are terminated, the ETF may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.
          Although the Adviser believes that, in the event of the termination of an ETF, the Funds will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF will be available for investment at that time.
          LETTERS OF CREDIT AND LIQUIDITY AGREEMENTS. Each of the Funds may purchase debt obligations that are backed by an irrevocable letter of credit or liquidity agreement of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser, are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit and liquidity agreement backed investments.
          LOAN PARTICIPATIONS. Each of the Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any NRSRO.
          A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
          A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
          Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

          The Funds may invest in loan participations with credit quality comparable to that of the issuers of each Fund’s securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.
          Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether the Fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
          Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.
          Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.
          LOWEST CATEGORY OF INVESTMENT GRADE. Obligations rated in the lowest of the top four rating categories by an NRSRO have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating category may be reduced below the minimum rating required for purchase by the respective Fund. The Adviser will consider such an event in determining whether the relevant Fund should continue to hold the obligation.
          MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds. Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. (See “Investment Company Securities and Exchange Traded Funds” above.)
          MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

See “Mortgage Pass-Through Securities.” The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).
          Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
          The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.
          The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
          The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
          Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

          On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac.
          On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of Fannie Mae and Freddie Mac as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of Fannie Mae and Freddie Mac. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009.
          Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.
          Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
          FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor.
          In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
          Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
          In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Sub-Adviser, as the case may be, determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. The Funds may not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Funds’ net assets will be illiquid. Each Fund may only purchase such securities when the Adviser determines that they are readily marketable at the time of purchase.
          Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Limitations,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
          Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams.
          CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
          In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
          Real Estate Mortgage Investment Conduits. The Funds may invest in real estate mortgage investment conduits (“REMICs”). REMICs are pass-through vehicles created to issue multiclass mortgage backed securities. REMICs may be organized as corporations, partnerships, or trusts and those meeting certain qualifications are not subject to double taxation. Interests in REMICs may be senior or junior, regular (debt instruments) or residual (equity interests).
          Other Asset-Backed Securities. The Funds may invest in other, non-mortgage related asset-backed securities (“ABS”), including interests in pools of receivables such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. These securities also may be debt instruments, which also are known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt instruments. The Funds may purchase ABS only when such securities are readily marketable and rated at the time of purchase in one of the two highest rating categories assigned by an NRSRO or, if unrated, are considered by the Adviser to be of comparable quality.
          The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.
          MUNICIPAL SECURITIES. The Funds each may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, “municipal securities”) to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt. See “Taxation of the Funds” for more information. A brief description of some typical types of municipal securities follows:
          General Obligation Securities. General Obligation Securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

          Revenue or Special Obligation Securities. Revenue or Special Obligation Securities are backed by the revenues of a specific project or facility — tolls from a toll bridge, for example, or in some cases, from the proceeds of a special excise tax. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the issuer’s ability, without obligation, to make up deficits in the reserve fund.
          Insured Municipal Bonds. Insured Municipal Bonds are covered by insurance guaranteeing the scheduled payment of principal and interest until their maturity. The insurance can be purchased either by the issuing government entity or by the Fund purchasing the bond. This insurance feature minimizes the risks to the Funds and their shareholders associated with payment delays or defaults in these portfolio securities, but does not guarantee the market value of these portfolio securities or the value of the shares of the Funds.
          Moral Obligation Bonds. Moral Obligation Bonds are tax-exempt bonds issued by a municipality or a state financial intermediary and backed by the moral obligation pledge of a state government. Under a moral obligation pledge, a state government indicates its intent to appropriate funds in the future if the primary obligor, the municipality or intermediary, defaults. The state’s obligation to honor the pledge is moral rather than legal because future legislatures cannot be legally obligated to appropriate the funds required.
          Municipal Lease Obligations. Municipal Lease Obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Funds will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.
          Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.
          Bond Anticipation Notes. Bond Anticipation Notes (“BANs”) are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes. The Funds may invest in BANs that are rated at the date of purchase in one of the two highest rating categories assigned by an NRSRO, or not rated but are considered by the Adviser to be of comparable quality. The ability of a municipal issuer to meet its obligations on its BANs primarily depends on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.
          Tax Anticipation Notes. Tax Anticipation Notes (“TANs”) finance the working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable by these specific future taxes. The Funds may invest in TANs that are rated at the date of purchase in one of the two highest rating categories assigned by an NRSRO, or not rated but are considered by the Adviser to be of comparable quality. Uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.
          Revenue Anticipation Notes. Revenue Anticipation Notes (“RANs”) are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. The Funds may invest in RANs that are rated at the date of purchase in one of the two highest rating categories assigned by an NRSRO, or not rated but are considered by the Adviser to be of comparable quality. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.
          Industrial Development Bonds (“IDBs”) and Private Activity Bonds (“PABs”). IDBs and PABs are specific types of revenue bonds issued on or on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal and industrial or commercial facilities. PABs generally are IDBs issued after April 15, 1986. These obligations are included within the term “municipal bonds” if the interest paid on them is exempt from Federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed or some form of credit enhancement such as a letter of credit or insurance.
          The Funds may not be an appropriate investment for entities which are “substantial users,” or certain “related persons” of substantial users, of facilities financed by private activity bonds. “Substantial users” are defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities, or a part thereof, were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.
          Resource Recovery Bonds. Resource Recovery Bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.
          Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Tax-Exempt Commercial Paper and Short-Term Municipal Notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes. The Funds may invest in Tax-Exempt Commercial paper and Short-Term Municipal Notes that are rated at the date of purchase in one of the two highest rating categories assigned by an NRSRO, or not rated but are considered by the Adviser to be of comparable quality.
          Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the FHA by way of Fannie Mae or Ginnie Mae. The Funds may invest in Construction Loan Notes that are rated at the date of purchase in one of the two highest rating categories assigned by an NRSRO, or not rated but are considered by the Adviser to be of comparable quality.
          Put Bonds. Put Bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date.
          PARTICIPATION INTERESTS. Each Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.
          Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

          More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.
          Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.
          The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.
          Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both Federal and state consumer protection laws may allow set-offs against certain amounts owed.
          PREFERRED STOCK. Each Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
          REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may only enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily by the Adviser. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund’s investment limitations.
          RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Each Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation.

This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A.
          SECURITIES LENDING. For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund. Each Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.
          U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, the Government National Mortgage Association (“Ginnie Mae”) securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The Funds will invest in the obligations of such an agency or instrumentality only when the Adviser believes that the credit risk with respect to such issuer is minimal.
          U.S. Government Obligations also include securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Program. Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or June 30, 2012.
          Each Fund may also make limited investments (not exceeding 5% of its net assets) in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components or selected securities are traded independently under the Separate Trading of Registered Interest and Principal Securities program (“STRIPS”). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.
          VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as based on a change in the prime rate.
          The Funds may invest in floating and variable rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. Each of the Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment (including “TBA” (to be announced)) basis. When such purchases are outstanding, a Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked.”
          When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
          When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. The forward commitments and when-issued purchases are not expected to exceed 25% of the value of either Fund’s total assets absent unusual market conditions.
          TEMPORARY DEFENSIVE POSITIONS. Each Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.
DISCLOSURE OF PORTFOLIO HOLDINGS
          The Board of Trustees has adopted policies and procedures regarding the disclosure of securities holdings of the Funds. The policies and procedures are designed to allow disclosure of a Fund’s holdings information where it is deemed appropriate for a Fund’s operations or it is determined to be useful to a Fund’s shareholders without compromising the integrity or performance of a Fund. Except when there are legitimate business purposes for selective disclosure of a Fund’s holdings, a Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis. The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Funds, and any changes thereto, and an annual review of the operation of the policies and procedures. Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s CCO, at its next quarterly Board meeting or sooner, in his determination.
          The Funds provide portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.
          Each Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of a Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to their schedule of investments, the Funds may post information on a website about the number of securities a Fund holds, a summary schedule of investments, a Fund’s top ten holdings and a percentage breakdown of a Fund’s investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website. After any Fund holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.
          Each Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Trust’s policy on selective disclosure of portfolio holdings.
          The Board of Trustees of the Trust, or a committee thereof, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.
          Before any non-public disclosure of information about a Fund’s holdings, the CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Funds or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds’ policies and procedures and any applicable confidentiality agreement.
          The Funds may distribute or authorize the distribution of information about their holdings that is not publicly available (on a website or otherwise) to the Funds’ or an Adviser’s employees and affiliates that provide services to the Funds. The Funds may also distribute or authorize the distribution of information about each Fund’s holdings that is not publicly available (on a website or otherwise) to each Fund’s service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Funds; (ii) to facilitate the transition of a newly hired Adviser prior to the commencement of its duties; (iii) to facilitate the review of the Funds by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (v) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of a Fund’s assets and minimize impact on remaining shareholders of a Fund.
          Each of the following third parties has been approved to receive portfolio holdings information: (i) the Funds’ administrator and accounting agent; (ii) the Funds’ independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Funds’ reports or regulatory filings; (iv) the Funds’ custodian in connection with its custody of the Funds’ assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch Ratings, Inc. (“Fitch”). Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund’s portfolio holding information without specific authorization. The Funds’ Adviser and service providers will establish procedures to ensure that the Funds’ portfolio holdings information is only disclosed in accordance with these policies.
          As required by the federal or state securities laws, including the 1940 Act, the Funds disclose portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.
          Under no circumstances may a Fund or the Adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.
INVESTMENT LIMITATIONS
          The Funds have adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund or a Fund’s assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders’ meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. The Funds will not as a matter of fundamental policy:
          1. Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;
          2. Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;
          3. Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies. For purposes of this limitation states, municipalities and their political subdivisions are not considered to be part of any industry;
          4. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;
          5. Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or
          6. Make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.
          The following non-fundamental policies apply to each Fund and the Board of Trustees may change them without shareholder approval, upon 60 days’ notice to shareholders.
          1. Each Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists).
          2. Neither Fund will purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
          3. Neither Fund will engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          4. Each Fund may enter into repurchase agreements and lend portfolio securities to certain brokers, dealers and financial institutions aggregating up to 30% of the current value of the lending Fund’s total assets.
          5. Neither Fund will purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.
          6. Neither Fund will make investments for the purpose of exercising control or management. Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.
          7. Neither Fund will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if as a result thereof the value of the Fund’s investment in such classes of securities would exceed 15% of the Fund’s total assets.
          8. Neither Fund will invest more than 10% of its net assets in warrants.
          9. Neither Fund will invest more than 15% of the current value of its net assets in repurchase agreements having maturities of more than seven days and other illiquid securities. For purposes of this restriction, illiquid securities do not include securities which may be resold under Rule 144A under the 1933 Act that the Board of Trustees or its delegate determines to be liquid based upon the trading markets for such securities.
          10. Neither Fund will purchase put and call options or write covered put and call options on securities unless (a) it may invest directly in such securities, (b) such options are traded on registered domestic securities exchanges or result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System, and (c) the total assets subject to such options does not exceed 5% of the Fund’s net assets.
          When engaging in options, futures and forward currency contract strategies, the Funds will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.
          For the purpose of applying the fundamental limitation set forth in (3) above, a governmental issuer (including a foreign government or agency or instrumentality thereof) shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.
TRUSTEES AND OFFICERS
          The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Adviser or PFPC Distributors, Inc., the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the

1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 760 Moore Road, King of Prussia, PA 19406.

					Other
				Number of	Directorship
				Funds in	s Held by
			Principal	Fund	Trustee
		Term of Office	Occupation(s)	Complex	During the
Name and	Position(s) Held	and Length of	During Past	Overseen	Past Five
Date of Birth	with Trust	Time Served	Five Years	by Trustee	Years

INTERESTED TRUSTEES[1]

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2006.	Chief Financial Officer of PNC Global Investment Servicing Inc. from September 1997 to Present; Director of PFPC Distributors, Inc.	15	None

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Chief Executive Officer of PNC Global Investment Servicing from March 2008 to present; President, PNC Global Investment Servicing 2003 to 2008.	15	None

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company	15	WT Mutual Fund (12 portfolios); Optimum Fund Trust (6 portfolios).

[1]	Messrs. Marsini and Wynne are considered “interested persons” of the Trust as that term is defined in the 1940 Act. Mr. Marsini is an “interested Trustee” of the Trust because he is an affiliated person of the Underwriter by reason of his position as director of the Underwriter. Mr. Wynne is an “interested Trustee” of the Trust because he owns shares of the PNC Financial Services Group, Inc. (“PNC Financial Services”), of which the Underwriter is an indirect, wholly-owned subsidiary. In addition, Messrs. Marsini and Wynne each serve as an officer or director or is an employee of PNC Financial Services or one or more subsidiaries of PNC Financial Services which may be deemed to control, be controlled by or under common control with the Underwriter.

Other
				Number of	Directorship
				Funds in	s Held by
			Principal	Fund	Trustee
		Term of Office	Occupation(s)	Complex	During the
Name and	Position(s) Held	and Length of	During Past	Overseen	Past Five
Date of Birth	with Trust	Time Served	Five Years	by Trustee	Years

from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) from 1996 to 2005; Vice President of RSMC 2005 to 2006.

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	15	None

DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; and MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; and Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	15	American Express Receivables Financing Corporation II; BNP US Funding L.L.C.; Merrill Lynch Mortgage Investors, Inc.; and SDG&E Funding LLC

As of the date of this SAI, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Adviser or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

Principal
		Term of Office and	Occupation(s) During
Name and	Position(s) Held	Length	Past
Date of Birth	with Trust	of Time Served	Five Years

JOEL WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of PNC Global Investment Servicing (U.S.) Inc. since 1993.

JAMES SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President of PNC Global Investment Servicing (U.S.) Inc. and predecessor firms since 1995.

JENNIFER M. SHIELDS Date of Birth: 7/74	Secretary	Shall serve until death, resignation or removal. Officer since 2008.	Vice President and Associate Counsel Regulatory Administration of PNC Global Investment Servicing (U.S.) Inc. since 2007; Attorney at the law firm of Pepper Hamilton LLP from 2005 to 2007.

SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since August 15, 2004; Senior Legal Counsel, PNC Global Investment Servicing (U.S.) Inc., from 2002 to 2004.
          LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds’ financial operations and performance, oversee the activities and legal compliance of the Adviser and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds’ proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of five individuals, two of whom are considered Interested Trustees (Messrs. Marsini and Wynne). The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.
          The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
          Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below. Based on a review of the Board and its function, the Trustees have determined that the leadership structure of the Board is appropriate and that the Board’s role in the risk oversight of the Trust, as discussed below, allows the Board to effectively administer its oversight function.
          The Board has an Audit Committee, a Nominating Committee and a Governance Committee. The responsibilities of each committee and its members are described below.
          AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Christian, Mansur and Puglisi, each of whom is an Independent Trustee. Mr. Mansur serves as the chairman of the Audit Committee. The Board has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. The Audit Committee meets at least two times per year. The Audit Committee met twice during the fiscal year ended April 30, 2009.
          NOMINATING COMMITTEE. The Nominating Committee is comprised of Messrs. Christian, Mansur and Puglisi. Mr. Puglisi serves as the chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee. The Nominating Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. The Nominating Committee meets at least once a year. The Nominating Committee met once during the fiscal year ended April 30, 2009.
          The Nominating Committee develops a list of nominees, even when there is no current or anticipated vacancy on the Board, for consideration by the Board when appropriate. The Nominating Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board Membership. The Nominating Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 760 Moore Road, King of Prussia, PA 19406. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least a 5% interest in the Funds’ shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.
          GOVERNANCE COMMITTEE. The Governance Committee is comprised of Messrs. Marsini, Mansur and Wynne. Mr. Marsini serves as the chairman of the Governance Committee. The Governance Committee is responsible for formulating a statement of corporate governance and reviewing certain regulatory and compliance matters of the Trust. The Governance Committee meets at least once a year. The Governance Committee met twice during the fiscal year ended April 30, 2009.

          TRUSTEE QUALIFICATIONS. The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

          The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Marsini is the Chief Financial Officer of PNC Global Investment Servicing Inc.; Mr. Wynne is the Chief Executive Officer of PNC Global Investment Servicing, Inc.; Mr. Christian served as the Executive Vice President of Wilmington Trust and currently serves as the Trustee to other mutual fund complexes; Mr. Mansur is a Professor of Finance, School of Business Administration, at Widener University; and Mr. Puglisi is the Managing Director of Puglisi & Associates and serves as a director for various other businesses.

          In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.
          RISK OVERSIGHT. Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Funds to test the compliance procedures of the Trust and its service providers.
          SECURITY AND OTHER INTERESTS. As of December 31, 2009, none of the Trustees beneficially owned equity securities in the Funds and in all registered investment companies overseen by the Trustee within the Fund Complex.

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
	Dollar Range of	Companies Overseen by
	Equity Securities	Trustee within the Family of
Name of Trustee	in the Fund	Investment Companies

Interested Trustees
Nicholas M. Marsini	None	None
Stephen M. Wynne	None	None
Independent Trustees
Robert J. Christian	None	None
Iqbal Mansur	None	None
Donald J. Puglisi	None	None
          COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The Trust does not compensate the Interested Trustees. The following table sets forth the aggregate compensation paid to each of the Independent Trustees for the fiscal period ended April 30, 2009.

				Total
	Aggregate	Pension or Retirement		Compensation
	Compensation	Benefits Accrued as	Estimated Annual	from the
Name of Independent	from the	Part of the Trust’s	Benefits upon	Trust
Trustee	Trust	Expenses	Retirement	Complex
ROBERT J. CHRISTIAN	$15,750	$0	$0	$15,750
IQBAL MANSUR	$16,000	$0	$0	$16,000
DONALD J. PUGLISI	$14,500	$0	$0	$14,500
CODE OF ETHICS
          In accordance with Rule 17j-1 of the 1940 Act, the Fund, the Adviser and the Underwriter have adopted a code of ethics (each, a “Code” and together, the “Codes”).
          The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser, the Underwriter or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.
          Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by the Adviser, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.
          On an annual basis, or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.
PROXY VOTING
          The Board of Trustees has adopted the Adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. The Adviser will consider the factors that could affect the value of a Fund’s investment in its determination on a vote.
          The Adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Their proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.
The Adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which the Adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Fund or that could compromise the Adviser’s independence of judgment and action in voting the proxy in the best interest of a Fund’s shareholders. The Adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. The Adviser’s proxy voting policies and procedures are attached herewith as Exhibit B. The Funds are required to file annually their proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year and when filed will be available without charge by request by calling the Adviser at [insert phone number] or on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
          Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of                     , 2010, no persons or entities owned, of record or beneficially, more than 5% of the outstanding equity securities of the Funds. As of                     , 2010 officers and Trustees of the Trust owned individually and together less than 1% of the Fund’s outstanding shares. As of                     , 2010, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Predecessor Fund were as follows:

Ownership
Predecessor Fund, Name, Address	Percentage

INVESTMENT ADVISORY SERVICES
          The Asset Management Group of Bank of Hawaii (“Adviser”) is a registered investment adviser located at 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813 and serves as the investment adviser to the Funds. The Adviser is wholly owned by the Bank of Hawaii corporation. As of [insert date], the Adviser had approximately $ [  ] in assets under management.
          Pursuant to an investment advisory agreement between the Trust and the Adviser, the Adviser manages the assets of the Funds (the “Investment Advisory Agreement”). The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Funds. The Investment Advisory Agreement may be terminated by the Funds or the Adviser on 60 days’ written notice without penalty.
          The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.20% of the average daily net assets of each Fund. The Adviser has agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in effect until                     , 2011. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees.
          Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of each Fund, subject to and in accordance with each Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with the Funds’ objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable Federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Funds. The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.
          The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.
          The salaries of personnel of the Adviser performing services for each Fund relating to research, statistical and investment activities are paid by the Adviser.
          The following table sets forth the aggregate fees paid by each Predecessor Fund for the fiscal years ended July 31, 2007, July 31, 2008, and July 31, 2009:

	For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
	July 31, 2007		July 31, 2008		July 31, 2009
	Aggregate Advisory		Aggregate Advisory		Aggregate Advisory
	Fee Paid (Before	Aggregate	Fee Paid (Before	Aggregate	Fee Paid (Before
Fund	Waiver)	Fee Waived	Waiver)	Fee Waived	Waiver)	Aggregate Fee Waived
Tax-Free Securities Fund	$1,786,268	$446,574	$1,666,193	$416,551	$1,451,672	$362,931
Tax-Free Short Intermediate Securities Fund	$300,569	$60,132	$245,878	$49,175	$268,854	$53,775
PORTFOLIO MANAGERS
          The management of the Funds is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:
(i)	“Other Accounts Managed.” Other accounts managed by the Portfolio Managers as of , 2010;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with the Portfolio Managers’ management of a Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of, and method used to determine the compensation received by the Funds’ Portfolio Managers from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts as of , 2010; and

(iv)	“Ownership of Securities.” Information regarding the Portfolio Managers’ dollar range of equity securities beneficially owned in the Funds as of , 2010.

Other Accounts Managed.

Total Assets
			Number of Accounts	Managed subject to
			Managed subject to	a Performance Based
Portfolio Manager/	Total Number of	Total Assets	a Performance Based	Advisory Fee
Type of Accounts	Accounts Managed	(millions)	Advisory Fee	(millions)
Stephen K. Rodgers
Registered Investment Companies:
Other Pooled Investment Vehicles:
Other Accounts:
Janet Katakura
Registered Investment Companies:
Other Pooled Investment Vehicles:
Other Accounts:
Denis Massey
Registered Investment Companies:
Other Pooled Investment Vehicles:
Other Accounts:
          Material Conflicts of Interest. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.
          Each Portfolio Manager may oversee funds and/or accounts managed under similar strategies and objectives. Potential conflicts of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.
          Compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated. A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. Generally, compensation is computed as a percentage of assets under management for the client.
          Generally speaking, there are no situations where the Funds’ opportunities or the execution of its investment program (e.g., purchases and sales) may be compromised or limited by the investments of other clients. There may be occurrences where a scarcity of Hawaii-issued bonds hinders the execution of a Fund’s investment program, but this affects all accounts sharing the same investment strategy. In such situations, the Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocations, its Code of Ethics and compliance procedures.
          Compensation. The Portfolio Managers are employed and compensated by Bank of Hawaii and not the Trust. The Portfolio Managers’ compensation consists of a base salary, an annual discretionary bonus, participation in the Bank of Hawaii’s Retirement Savings Plan, and, depending on position and/or tenure, possible eligibility to participate in long term awards of options in connection with the common stock of Bank of Hawaii’s holding company parent.

          The base pay component is reviewed regularly to ensure that it reflects the performance and experience of the individual and the requirement(s) of the managed portfolio(s) and is determined within a market competitive salary range. The discretionary bonus is based on a number of factors, including Fund and pre-tax account performance measured against a Fund’s benchmark. Additional factors considered in the discretionary bonus include: growth of assets under management and corresponding revenues, support for improved efficiency and enhanced investment performance. Like all employees of Bank of Hawaii, Portfolio Managers are eligible to participate in the Bank’s Retirement Savings Plan. Under the Plan, various types of contributions are made for employees by Bank of Hawaii including profit sharing, value sharing, and matching contributions. One or more of the Portfolio Managers may also be eligible to participate in the 2007 stock option and incentive plan where awards may be granted to employees whose responsibilities place them in a position to make a substantial contribution to the financial success of the Bank of Hawaii.
          This compensation structure is intended to be internally equitable and to serve to reduce potential conflicts of interest between the Funds and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Funds.
          Ownership of Securities. As of                     , 2010, the Portfolio Managers held the following amounts of Predecessor Fund Shares:

Dollar Range of Tax-Free
	Dollar Range of Tax-Free Securities	Short Intermediate Securities
Portfolio Manager	Fund (Predecessor Fund) Shares	Fund (Predecessor Fund) Shares

Stephen K. Rodgers
Janet Katakura
Denis Massey
ADMINISTRATION AND ACCOUNTING SERVICES
          Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, PNC Global Investment Servicing (U.S.) Inc. performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas, and resolutions for quarterly Board meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees. PNC Global Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Trust. In addition, PNC Global Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by PNC Global Investment Servicing include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds. PNC Global Investment Servicing and the Underwriter are indirect wholly-owned subsidiaries of PNC Financial Services.
          The Administrator to the Predecessor Funds was Bank of Hawaii. The following table sets forth the aggregate fees paid by each Predecessor Fund to Bank of Hawaii for the fiscal years ended July 31, 2007, July 31, 2008 and July 31, 2009:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	July 31, 2007	July 31, 2008	July 31, 2009
Tax-Free Securities Fund	$119,087	$111,080	$96,779
Tax-Free Short Intermediate Fund	$24,046	$19,670	$21,509

     The Sub-Administrator to the Predecessor Funds was Citi Fund Services Ohio, Inc. The following table sets forth the aggregate fees paid by each Predecessor Fund to Citi Fund Services Ohio, Inc. for the fiscal years ended July 31, 2007, July 31, 2008 and July 31, 2009:

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	July 31, 2007	July 31, 2008	July 31, 2009
Tax-Free Securities Fund	$148,858	$138,850	$120,973
Tax-Free Short Intermediate Fund	$30,058	$24,588	$26,885
ADDITIONAL SERVICE PROVIDERS
          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.                          Two Commerce Square, Suite 1700, 2001 Market Street Philadelphia, PA 19103, serves as the independent registered public accounting firm to the Trust.
          LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.
          CUSTODIAN. PFPC Trust Company (the “Custodian”), located at 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153, serves as the Funds’ custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed.
          TRANSFER AGENT. PNC Global Investment Servicing, 760 Moore Road, King of Prussia, PA 19406, serves as the Trust’s Transfer Agent and Dividend Paying Agent.
BROKERAGE ALLOCATION AND OTHER PRACTICES
          Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of a Fund. Where possible, the Adviser deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Adviser to obtain the best results in conducting portfolio transactions for a Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of a Fund primarily consists of dealer or underwriter spreads and brokerage commissions.
          While reasonable competitive spreads or commissions are sought, a Fund will not necessarily be paying the lowest spread or commission available. Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expense of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Adviser in servicing all of its accounts and such research may or may not be useful to the Adviser in connection with a Fund. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and a Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients.

          The Funds invest in securities traded in the over-the-counter markets, and each Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with a Fund are prohibited from dealing with a Fund as principal in the purchase and sale of securities. However, affiliated persons of a Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.
          Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for a Fund or other funds for which it acts as Adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. For the fiscal years ended July 31, 2007, July 31, 2008 and July 31, 2009, the Predecessor Funds did not pay any brokerage commissions.
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
          The additional compensation to financial intermediaries described in the prospectus may be calculated based on factors determined by the Adviser and its affiliates from time to time, including: the value of a Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of a Fund’s shares by a financial intermediary; or a negotiated lump sum payment.
          In addition to the additional cash payments to financial intermediaries described in the Prospectus, subject to applicable FINRA rules and regulations, the Adviser and its affiliates may provide compensation to financial intermediaries that may enable the Adviser and its affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of a Fund’s shares. The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions. These payments may vary with each such event.
DISTRIBUTION OF SHARES
          PFPC Distributors, Inc. (the “Underwriter”) located at 760 Moore Road, King of Prussia, PA 19406, serves as a principal underwriter of the Fund’s shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Underwriting Agreement, the Underwriter is granted the right to sell the shares of the Fund as agent for the Trust. Shares of the Fund are offered continuously. Nicholas M. Marsini, Jr. and Stephen Wynne are both Interested Trustees of the Trust in part because of their affiliation with the Underwriter. By reason of such affiliations, Messrs. Marsini and Wynne may directly or indirectly receive benefits from the underwriting fees paid to the Underwriter.
          Under the terms of the Underwriting Agreement, the Underwriter agrees to use efforts deemed appropriate by the Underwriter to solicit orders for the sale of shares of the Fund and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Fund, the Underwriter will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan. The Underwriter receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Fund’s shares.
          The Underwriting Agreement became effective as of July 19, 2007 and continues in effect for a period of two years. Thereafter, the agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent

Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Fund shares.
          The Underwriting Agreement terminates automatically in the event of its assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to each of the Funds (i) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Funds (or by vote of a majority of the outstanding voting securities of a Fund) on sixty (60) days’ written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days’ written notice to the Trust.
CAPITAL STOCK AND OTHER SECURITIES
          The Trust issues and offers Class Y shares of each Fund. The shares of each Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.
          Shares of each Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable.
          The Fund does not hold an annual meeting of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.
PURCHASE, REDEMPTION AND PRICING OF SHARES
          PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus.
          REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.
          PRICING OF SHARES. The NAV per share of each Fund is determined by dividing the value of the Fund’s net assets by the total number of Fund shares outstanding. This determination is made by PNC Global Investment Servicing, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange is open for business.
          Each Fund’s fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).
          Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

          Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.
DIVIDENDS
          Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from each Fund’s net investment income are declared daily and paid to shareholders monthly. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-business days on which dividends are not declared. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.
          Each Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.
          A statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions. Please see “Taxation of the Funds” below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.
TAXATION OF THE FUNDS
          The following discussion summarizes certain U.S. federal income tax affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “IRC”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.
          The Funds intend to qualify for and elect tax treatment applicable to regulated investment companies under Subchapter M of the IRC and make the requisite distributions to its shareholders which will be sufficient to relieve them from U.S. income and excise taxes.
          Neither Fund has requested nor will a Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder of such Fund’s shares and to possible effects of changes in federal or other tax laws.
          GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (“RIC”) under the IRC. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.
          Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required.
          QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships”; and (c) each Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, net of expenses allocable thereto.
          The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.
          As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions (“net tax-exempt interest”). Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.
          The qualifying income and asset requirements that must be met under the IRC in order for each Fund to qualify as a RIC, as described above, may limit the extent to which each Fund will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from commodity index-linked swaps is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, a Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. This limitation, however, will not protect a Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income. A Fund may seek a private letter ruling from the IRS providing that income from certain commodity index-linked notes is qualifying income to it. However, a private letter ruling is limited to the facts of that particular matter and may not serve as precedent for future investments. Even if a Fund requests a private letter ruling from the IRS on this issue, there is no guarantee that the IRS will reach the conclusion sought by the Fund. No Fund currently intends to seek a private letter ruling on this issue. Each Fund intends to account for any investments in commodity index-linked notes in a manner it deems to be appropriate. The IRS, however, might not accept such treatment. If it did not, the status of such Fund as a RIC might be jeopardized.
          If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.
          EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.
          CAPITAL LOSS CARRYFORWARDS. Each Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. Each Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, no Fund expects to distribute any such offsetting capital gains. A Fund cannot carry back or carry forward any net operating losses.

          If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable.
          ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may acquire debt securities that are treated as having acquisition discount, or original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.
          A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
          In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.
          Each Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).
          OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.
          Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.
          The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
          When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.
          STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.
          In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
          CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the IRC.

          In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
          WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.
          SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.
          MUNICIPAL BONDS. A Fund must have at least 50% of its total assets invested in tax-exempt or municipal bonds at the end of each calendar quarter so that dividends derived from its net interest income on tax-exempt or municipal bonds and so designated by it will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by a shareholder. A portion of the distributions paid by the Funds may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). Exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax-exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.” Any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax.
          The tax-exempt portion of the dividends paid for a calendar year constituting “exempt-interest dividends” will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by a Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by a Fund while the investor was a shareholder. Within 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends.
          All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of such Fund’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.
          Shareholders of a Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by such Fund). The tax may be imposed on up to 50% of a recipient’s social security or railroad retirement benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s social security or railroad retirement benefits, exceeds a base amount. In addition, up to 85% of a recipient’s social security or railroad retirement benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s social security or railroad retirement benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.
          TAX CREDIT BONDS. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such bonds. A tax credit bond is defined in the IRC as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the IRC), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. If a Fund were to make an election, a shareholder of such Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.
          PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (“PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively “PFIC income”), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.
          A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.
          A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.
          FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.

If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.
          FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, the Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of each Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.
          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.
          REITs. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in such Fund’s receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
          A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt-shareholders. See “Tax-Exempt Shareholders.”
          DISTRIBUTIONS. Except for exempt-interest dividends paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. Because certain expenses of a Fund attributable to earning tax-exempt income do not reduce its current earnings and profits, it is possible that distributions, if any, in excess of a Fund’s net tax-exempt and taxable income will be treated as taxable dividends to the extent of its remaining earnings and profits (i.e., the amount of such expenses).
          For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends”

(distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.
          Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such noncorporate shareholders in taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. A distribution from a Fund will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.
          Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.
          Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.
          SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.
          BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
          STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Funds.
          NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.
          Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, short-term capital gain dividends, provided that such Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of such Fund constitute U.S. real property interests (USRPIs), as described below.
          For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC’s net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.
          Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.
          Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income earned by a Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.
          TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder, such as a retirement plan that is qualified under Section 401 of the IRC, could realize UBTI by virtue of its investment in a Fund due to such Fund’s investments and if shares in such Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
          It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
          In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. All tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

          TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
          Each shareholder is urged and advised to consult such shareholder’s own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

EXHIBIT A
DESCRIPTION OF SECURITIES RATINGS
          Moody’s Investors Service, Inc. (“Moody’s”), Standard &Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Adviser will consider whether it is in the best interest of the Fund to continue to hold the securities.
          Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
          An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.
          Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Short-Term Credit Ratings
Moody’s
          Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
          Moody’s employs the following:
          “P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
          “P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
          “P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

          “NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
          Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
          S&P
          An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days, including commercial paper. The following summarizes the rating categories used by S&P for short-term issues:
          “A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
          “A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
          “A-3” — Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
          “B” — Obligations are regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
          “B-1” — Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
          “B-2” — Obligations are regarded as having significant speculative characteristics and the obligor has an average speculative — grade capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
          “B-3” — Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative — grade obligors.
          “C” — Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
          “D” — Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
          Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Fitch
          A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
          “F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
          “F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
          “F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
          “B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
          “C” – Securities possess high short-term default risk. This designation indicates that default is a real possibility.
          “RD” (Restricted default) – This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
          “D” (Default) – This designation indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
          Specific limitations relevant to the Short-Term Ratings scale include:
•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Long-Term Credit Ratings
Moody’s
          Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
          The following summarizes the ratings used by Moody’s for long-term debt:
          “Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
          “Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
          “A” — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
          “Baa” — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
          “Ba” — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
          “B” — Obligations rated “B” are considered speculative and are subject to high credit risk.
          “Caa” — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
          “Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
          “C” — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
          Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P
          Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
          Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
          The following summarizes the ratings used by S&P for long-term issues:
          “AAA” — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
          “AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
          “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
          “BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
          Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
          “BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
          “B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
          “CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
          “CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.
          “C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
          “D” — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
          Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

          “N.R.” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.
          Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
Fitch
          Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.
          The following summarizes long-term ratings used by Fitch:
          “AAA” – Securities considered to be highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
          “AA” – Securities considered to be very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
          “A” – Securities considered to be high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
          “BBB” – Securities considered to be good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
          “BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
          “B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
          “CCC” – Securities have substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
          “CC” – Securities have very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
          “C” – Securities have exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
          Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

          Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate or public finance obligation ratings in the categories below “B.”
          Specific limitations relevant to the corporate obligation rating scale include:
•	The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default and relative recovery should a default occur.
Notes to Short-Term and Long-Term Credit Ratings
Moody’s
          Watchlist: Moody’s uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade (“UPG”), on review for possible downgrade (“DNG”), or more rarely with direction uncertain (“UNC”). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.
          Rating Outlooks: A Moody’s rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive (“POS”), Negative (“NEG”), Stable (“STA”) and Developing (“DEV” — contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an “(m)” modifier (indicating multiple, differing outlooks) will be displayed, and Moody’s written research will describe any differences and provide the rationale for these differences. A “RUR” (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, “NOO” (No Outlook) may be displayed.
S&P
          Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.
          Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	“Positive” means that a rating may be raised.

•	“Negative” means that a rating may be lowered.

•	“Stable” means that a rating is not likely to change.

•	“Developing” means a rating may be raised or lowered.
Fitch
          Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.
          A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
          Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
          Rating Outlook: Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months – such as a lengthy regulatory approval process – would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.
          An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.
          A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period – for example a proposed, but politically controversial, privatization.
Municipal Note Ratings
Moody’s
          Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

          “MIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.
          “MIG-2” — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
          “MIG-3” — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
          “SG” — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
          In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
          When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
          VMIG rating expirations are a function of each issue’s specific structural or credit features.
          “VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
          “VMIG-2” — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
          “VMIG-3” — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
          “SG” — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P
          An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

          Note rating symbols are as follows:
          “SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
          “SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
          “SP-3” — The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
Fitch
          Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

EXHIBIT B
PROXY VOTING POLICY
          The Investment Advisor and Fund Administration Oversight Committee (IAFAC) has primary responsibility for establishing proxy voting policy and overseeing the proxy voting process of the Asset Management Group (AMG).
          AMG is responsible for the selection and monitoring of investment sub-advisers (sub-advisers) who provide the day-to-day portfolio management for each of the equity mutual funds for which AMG serves as investment adviser. AMG does not vote any proxies with respect to the equity securities held in these funds. Although AMG has discretionary authority with respect to the funds, it has delegated the responsibility for voting proxies to the sub-adviser(s) of each fund.
          On rare occasions, it will be necessary for AMG to vote proxies on matters relating to securities held in the fixed income funds it manages. AMG will generally vote proxies in accordance with the voting recommendations of Risk Metrics Group (RMG), a third-party proxy voting service to which Bank of Hawaii subscribes.
          The RMG proxy voting guidelines reflect normal voting positions on certain issues, but will not apply in every situation. Issues designated in the RMG guidelines that are to be voted on a case-by-case basis may be voted according to RMG recommendations or, if appropriate, as determined by AMG. Even when the guidelines specify how AMG should vote on a particular issue, AMG may choose to vote differently if it is determined that doing so will be in the clients’ best interests.
          When facing conflicts between the interests of AMG and those of AMG clients, AMG will act in the best interests of its clients and take no action contrary to those interests.
          As examples of potential conflicts of interest, AMG has identified the following:
          A principal of AMG or any person involved in the proxy decision making process currently serves on the board of directors of the company to which the proxy vote relates.
          An immediate family member of a principal of AMG or any person involved in the proxy decision making process currently serves as a director or executive officer of the company to which the proxy vote relates.
          A potential or existing client battling a contentious shareholder proposal may ask for our vote in exchange for granting AMG business opportunities or other considerations.
          The foregoing is not intended to be an exhaustive list of potential conflicts of interest.
          The process of screening for conflicts of interest that could influence proxy voting may include, but is not limited to, the following:
          Identify any situation where AMG does not intend to vote in accordance with RMG proxy voting guidelines;
          Determine who (portfolio manager, AMG executive, client, etc.) is attempting to influence AMG to vote contrary to its proxy voting policy or guidelines;
          Review requests that would result in voting contrary to proxy voting policy or guidelines;
          Determine if a conflict exists, and submit the matter to the IAFAC for a final decision on how to handle the voting of the proxy (e.g., retain outside counsel, abstain from voting, etc.);

          As appropriate, report any conflict of interest and the resolution of that conflict to the board of trustees of any registered investment company for which AMG serves as investment adviser.

PART C
OTHER INFORMATION
Item 15. Indemnification.
The Registrant’s Agreement and Declaration of Trust (the “Agreement”) and by-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or distributor of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets may indemnify and hold harmless each trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee’s performance of his or her duties as a trustee or officer of the Registrant; provided that the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See Articles 5 and 9 of the Agreement which have been incorporated by reference as Exhibit (1)(a)(i) to this registration statement on Form N-14 and the Registrant’s by-laws which has been incorporated by reference as Exhibit (2) to this registration statement on Form N-14.)
The Form of Investment Advisory Agreement with the Asset Management Group of Bank of Hawaii provides, among other things, that an investment adviser shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify an investment adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the investment adviser. (See Form of Investment Advisory Agreement which has been incorporated by reference as Exhibit (6)(a)(i) to this registration statement on Form N-14.)
The Underwriting Agreement with PFPC Distributors, Inc. (the “Underwriter”) provides, among other things, that the Registrant will indemnify, defend and hold harmless the Underwriter and its affiliates and their respective directors, trustees, officers, agents and employees from all claims, suits, actions, damages, losses, liabilities, obligations, costs and reasonable expenses (including attorneys’ fees and court costs, travel costs and other reasonable out-of-pocket costs related to dispute resolution) arising directly or indirectly from (a) any action or omission to act by any prior service provider of the Registrant, and (b) any action taken or omitted to be taken by the Underwriter in connection with the provision of services to the Registrant except that the Underwriter shall be liable for any damages arising out of its failure to perform its duties under the agreement to the extent such damages arise out of the Underwriter’s willful misfeasance, bad faith, negligence or reckless disregard of such duties. (See the Underwriting Agreement which has been incorporated by reference as Exhibit 7(a)(i) to this registration statement on Form N-14.)
Item 16. Exhibits.

(1)(a)(i)	Agreement and Declaration of Trust filed as exhibit 23(a)(i) to the Registrant’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 7, 2007 (the “Initial Registration Statement”) and incorporated herein by reference.

(1)(a)(ii)	Certificate of Trust filed as exhibit 23(a)(ii) to the Initial Registration Statement and incorporated herein by reference.

(1)(a)(iii)	Amended Schedule A to Agreement and Declaration of Trust of FundVantage Trust filed as exhibit 23(a)(iii) to the Registrant’s Post-Effective Amendment No. 18 to the Registrant’s

Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 12, 2010 (“PEA No. 18”) and incorporated herein by reference.

(2)	By-Laws filed as exhibit 23(b) to the Initial Registration Statement and incorporated herein by reference.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith.

(5)	See Articles 3, 7 and 8 of the Agreement and Declaration of Trust filed as exhibit 23(a)(i) to the Initial Registration Statement.

(6)(a)(i)	Form of Investment Advisory Agreement with the Asset Management Group of Bank of Hawaii filed as exhibit 23(d)(x) to PEA No. 18 and incorporated herein by reference.

(7)(a)(i)	Underwriting Agreement filed as exhibit 23(e) to Pre-No. 1 and incorporated herein by reference.

(7)(a)(ii)	Amended and restated Exhibit A to the Underwriting Agreement filed as exhibit 23(e)(ii) to PEA No. 18 and incorporated herein by reference.

(8)	Not applicable.

(9)(a)	Custodian Services Agreement filed as exhibit 23(g) to Pre-No. 1 and incorporated herein by reference.

(9)(b)	Foreign Custody Manager Agreement filed as exhibit 23(g)(ii) to the Registrant’s Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 16, 2008 (“PEA No. 11”) and incorporated herein by reference.

(10)	Not applicable

(11)	Opinion and consent of Pepper Hamilton LLP regarding validity of securities being offered is filed herewith.

(12)	Form of Opinion and consent of Pepper Hamilton LLP regarding tax matters is filed herewith.

(13)(a)(i)	Transfer Agency Services Agreement filed as exhibit 23(h)(i) to Pre-No. 1 and incorporated herein by reference.

(13)(a)(ii)	Amended and restated Exhibit A to the Transfer Agency Services Agreement filed as exhibit 23(h)(v) to PEA No. 18 and incorporated herein by reference.

(13)(a)(iii)	Form of Red Flags Services Amendment to Transfer Agency Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. filed as exhibit 23(h)(vi) to the Registrant’s Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 28, 2009 (“PEA No. 14”) and incorporated herein by reference.

(13)(b)(i)	Administration and Accounting Services Agreement filed as exhibit 23(h)(ii) to Pre-No. 1 and incorporated herein by reference.

C-2

(13)(b)(ii)	Amended and restated Exhibit A to the Administration and Accounting Services Agreement filed as exhibit 23(h)(vii) to PEA No. 18 and incorporated herein by reference.

(13)(c)	Form of Fee Waiver Agreement is filed herewith.

(14)	Consent of KPMG LLP is filed herewith.

(15)	Not applicable.

(16)	Powers of attorney are filed herewith.

(17)(a)(i)	Form of Proxy Card for the Tax-Free Securities Fund is filed herewith.

(17)(a)(ii)	Form of Proxy Card for the Tax-Free Short Intermediate Securities Fund is filed herewith.
Item 17. Undertakings.
(1)	The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganization contemplated by this Registration Statement on Form N-14.

C-3

SIGNATURES
As required by the Securities Act of 1933, this registration statement on Form N-14 has been signed on behalf of the registrant, in the City of Wilmington, State of Delaware on the 15th day of March 2010.

FUNDVANTAGE TRUST
By:	/s/ Joel Weiss
Joel Weiss, President and CEO

As required by the Securities Act of 1933, this registration statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

/s/ Robert J. Christian* Robert J. Christian	Trustee	March 15, 2010

/s/ Iqbal Mansur* Iqbal Mansur	Trustee	March 15, 2010

/s/ Nicholas M. Marsini, Jr.* Nicholas M. Marsini, Jr	Trustee	March 15, 2010

/s/ Donald J. Puglisi* Donald J. Puglisi	Trustee	March 15, 2010

/s/ Stephen M. Wynne* Stephen M. Wynne	Trustee	March 15, 2010

/s/ James Shaw James Shaw	Treasurer and CFO	March 15, 2010

/s/ Joel Weiss Joel Weiss	President and CEO	March 15, 2010

*	By:	/s/ Joel Weiss
Joel Weiss
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
(4)	Form of Agreement and Plan of Reorganization.

(11)	Opinion and consent of Pepper Hamilton LLP regarding validity of securities being offered.

(12)	Form of Opinion and consent of Pepper Hamilton LLP regarding tax matters.

(13)(c)	Form of Fee Waiver Agreement.

(14)	Consent of KPMG LLP.

(16)	Powers of attorney.

(17)(a)(i)	Form of Proxy Card for the Tax-Free Securities Fund.

(17)(a)(ii)	Form of Proxy Card for the Tax-Free Short Intermediate Securities Fund.